DLB

THE DLB FIXED INCOME FUND





                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1997







                       [EXPERIENCE TO MANAGE THE FUTURE]



                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

Manager's Commentary
MARKET REVIEW

AFTER 1997'S ROCKY START, THE BOND MARKET TURNED AROUND, thanks to a late spring rally that drove interest rates down, erasing most of this year's earlier interest rate increases.

AT THE BEGINNING OF THE SECOND QUARTER, BOND INVESTORS WERE NERVOUS OVER ADDITIONAL TIGHTENING OF MONETARY POLICY, AFTER THE FEDERAL RESERVE RAISED RATES IN LATE MARCH. However, these fears dissipated in May when it became clear that the economy's growth rate was slowing from the first quarter's torrid pace. The bond market was also buoyed by a continuation of favorable inflation reports and strong demand by domestic and foreign investors. May inflation numbers showed that year-over-year growth in the Consumer Price Index fell from 3.2% in December to 2.2% just five months later.

WHEN IT BECAME APPARENT THAT MONETARY POLICY WAS ON HOLD, THE SLOPE OF THE TREASURY COUPON CURVE STEEPENED MODESTLY. The slope of the curve between 10 and 30 years widened by 10 basis points, primarily due to the Treasury's announcement that it would be cutting the number of annual ten-year note auctions from six to four. This had a favorable impact on the ten-year area and is indicative of the Treasury'sthe decrease in the federal deficit.

IN ADDITION TO THE FAVORABLE INFLATION CLIMATE, THE BOND MARKET HAS BENEFITED FROM POLITICAL UNCERTAINTY IN EUROPE, which in turn, has led to a preference for dollar-denominated securities by foreign investors. There is growing skepticism about the likelihood of the European Monetary Union (EMU) succeeding as it is currently structured. Presently, it is scheduled to go into effect January 1999. Many of the countries seeking admittance to the EMU are faced with sluggish economies and high unemployment rates. It is becoming politically difficult for them to take further austerity measures to enable them to meet the strict fiscal and economic standards now required to gain entry. Some countries are favoring looser entrance requirements, while others, primarily Germany, are ardently opposed, fearing that in doing so the proposed joint "Euro" currency would lose credibilty before its birth and be branded as a "soft" currency.

POSITIVE RETURNS IN EACH OF THE SECOND QUARTER'S MONTHS ALLOWED THE BOND MARKET TO MORE THAN RECOUP THE LOSSES REGISTERED IN THE FIRST QUARTER.











                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

Manager's Commentary

In an environment of declining interest rates, returns for the quarter were positively correlated with duration.

YANKEE BONDS, FOLLOWED CLOSELY BY CORPORATES, TURNED IN THE BEST PERFORMANCE WITHIN THE INVESTMENT GRADE MARKET. Heavy supply in each of these sectors was easily absorbed by investors reaching for yield and has resulted in quality spreads being at, or near, their tightest levels in the year.

INCREASED PREPAYMENT RISK, DUE TO THE DECLINE IN THE GENERAL LEVEL OF INTEREST RATES, CAUSED MORTGAGES TO UNDERPERFORM CORPORATES. However, mortgage returns exceeded returns in the Treasury sector.

INTERESTINGLY, SINCE THEIR ISSUANCE IN FEBRUARY, TREASURY INFLATION PROTECTED SECURITIES, OR TIPS, HAVE BEEN THE WORST PERFORMING SECTOR OF THE BOND MARKET. Actually, this should not come as a surprise in a benign inflation environment where the attraction for inflation protection diminishes as inflationary expectations decline. The Treasury recently announced that in July it would auction a 5-year TIP. By offering a 5-year maturity to compliment the outstanding 10-year TIP, the liquidity of the sector should improve.

LONG-TERM HIGH QUALITY BONDS ARE CURRENTLY YIELDING 7.625%. The average yield on taxable money market funds is approximately 5.20%.






                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------


Manager's Commentary
OUTLOOK

AS THE SECOND HALF OF THE YEAR COMMENCES, UNEMPLOYMENT REMAINS AT A NEAR RECORD LOW, REAL WAGES ARE RISING AT THE FASTEST PACE SINCE THE EARLY 1980'S, CONSUMER CONFIDENCE IS HIGH, THERE ARE SIGNS THAT PRODUCTIVITY IS ACCELERATING AND INFLATION IS BENIGN. This is all wonderful news for both holders of financial assets and the real economy, but it does beg the question--how much longer can it last? After all, the business cycle is now in its seventh year, traditionally a time when inflation starts to accelerate and capacity constraints come into play. The bond market continues to be skeptical that inflation will remain well behaved, but it also recognizes that new forces may be at play.

THERE IS GROWING DEBATE WITHIN THE ACADEMIC AND INVESTMENT COMMUNITIES IN GENERAL THAT BECAUSE WE ARE IN A SO-CALLED "NEW ERA," THE ECONOMY'S LONG TERM POTENTIAL GROWTH RATE IS HIGHER TODAY THAN IN THE PAST. New era proponents argue that the opening of more economies around the globe and the attendant increase in global competition, coupled with productivity benefits from the technology revolution beginning to flow through to both the manufacturing and service sectors of the economy, are the primary reasons why inflationhas not reared its ugly head. As a result of this, it is felt that the economy's non-inflationary growth rate is now closer to 3-5%, rather than the conventional norm of 2.5% and, therefore, policy makers shouldn't try to impede the higher rate due to inflationary fears. Traditionalists argue that it is only a matter of time before low unemployment combined with strong growth will lead to inflation accelerating, as employers' bid up wages to attract needed workers.

THIS ONGOING DEBATE BETWEEN THE TWO SCHOOLS OF THOUGHT LEADS TO UNCERTAINTY IN THE MARKET. Compounding this is increased questioning of the accuracy of government statistics measuring productivity and inflation. As a result, investors, and particularly bond market participants, intensely scrutinize comments by Fed officials to try to determine which camp they may fall into.







                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

Manager's Commentary
PORTFOLIO REVIEW

TRADES TO INCREASE PORTFOLIO LIQUIDITY AND DIVERSIFICATION CHARACTERIZED THE QUARTER'S ACTIVITY. The Fund swapped out of a ten-year Province of Quebec bond into a Hydro Quebec bond with a stated maturity of 27 years, but giving the holder the option to put it back in 9 years. The Fund participated in the huge $4.3 billion Norfolk Southern deal, trading out of CSX bonds to do so. To diversify our transportation exposure, we sold an intermediate-term Union Pacific issue and bought a Delta Air Lines long-term bond. The Fund continues to pursue ways to increase liquidity, and succeeded by swapping out of one public Ford issue into a much larger and more visible Ford global bond deal. Finally, the Fund purchased a Wachovia Bank floating return rate trust preferred security. This bond was in a sector of the market which was trading cheap on a relative value basis.

AT THE END OF THE SECOND QUARTER, the Fund's average effective duration and maturity were 4.9 and 9.1 years, respectively. The average quality of the portfolio was Aa2.








                                                           DLB FIXED INCOME FUND
--------------------------------------------------------------------------------

Growth of a                   Cumulative Total Return Since Inception 7/25/95
$100,000 Investment

                                        DLB FIXED        LEHMAN
                                         INCOME         AGGREGATE
                                       $100,OOO.OO     $100,000.00
                31-Ju1-95              $100,100.00     $100,150.00
                31-Aug-95              $101,501.40     $101,361.82
                30-Sep-95              $102,404.76     $102,345.02
                31-Oct-95              $103,602.90     $103,675.51
                30-Nov-95              $105,105.14     $105,230.64
                31-Dec-95              $106,461.00     $106,703.87
                31-Jan-96              $107,397.85     $107,408.12
                28-Feb-96              $106,356.09     $105,539.22
                31-Mar-96              $105,526.52     $104,800.44
                30-Apr-96              $105,009.44     $104,213.56
                30-May-96              $104,799.42     $104,005.13
                30-Jun-96              $105,836.93     $105,398.80
                31-Ju1-96              $106,048.61     $105,683.38
                31-Aug-96              $105,942.56     $105,503.72
                30-Sep-96              $107,605.86     $107,339.48
                31-Oct-96              $109,722.42     $109,722.42
                30-Nov-96              $111,557.88     $111,598.67
                31-Dec-96              $110,408.83     $110,560.80
                31-Jan-97              $110,850.47     $110,903.54
                28-Feb-97              $111,072.17     $111,180.80
                31-Mar-97              $109,872.59     $109,946.69
                30-Apr-97              $111,399.82     $111,595.89
                31-May-97              $112,380.14     $112,656.05
                30-Jun-97              $113,796.13     $113,996.66





--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

                                 6 Months     One Year         Annualized
                                  1/1/97-     6/30/96-       Since Inception
                                  6/30/97      6/30/97       7/25/95-6/30/97

DLB FIXED INCOME FUND              3.07         7.50              6.68
Lehman Brothers Aggregate          3.11         8.16              6.77

--------------------------------------------------------------------------------





DISCLOSURE STATEMENT

LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB FIXED INCOME FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.








                                ------------------------------------------------
                                 DLB FIXED INCOME
                                 FUND

                                 FINANCIAL STATEMENTS FOR THE
                                 SIX MONTHS  ENDED JUNE 30, 1997 AND
                                 FOR THE YEAR ENDED DECEMBER 31, 1996




DLB FIXED INCOME FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS:

     Portfolio of Investments as of June 30, 1997                                               1 - 4

     Statement of Assets and Liabilities as of June 30, 1997                                      5

     Statement of Operations for the Six Months Ended June 30, 1997                               6

     Statements of Changes in Net Assets for the Six Months Ended June 30, 1997
          and the Year Ended December 31, 1996                                                    7

     Financial Highlights for the Six Months Ended June 30, 1997, the Year Ended
          December 31, 1996 and the Period from July 25, 1995 (commencement of
          operations) to December 31, 1995                                                        8

     Notes to Financial Statements                                                              9 - 11








DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
------------------------------------------------------------------------------------------------------------------------

    S&P/MOODY'S                                                                    PRINCIPAL
    BOND RATING                               ISSUER                                AMOUNT                  VALUE


                         US GOVERNMENT BONDS - 28.7%
        AAA              US Treasury, 8.625%, 1997                                       175,000        $       175,684
        AAA              US Treasury, 8.875%, 1997                                       450,000                455,202
        AAA              US Treasury, 7.875%, 1998                                       450,000                455,342
        AAA              US Treasury, 6.125%, 1999                                       650,000                652,236
        AAA              US Treasury, 5.875%, 2000                                     1,475,000              1,463,244
        AAA              US Treasury, 6.25%, 2002                                        775,000                782,022
        AAA              US Treasury, 6.625%, 2002                                        50,000                 50,461
        AAA              US Treasury, 11.625%, 2002                                      500,000                616,640
        AAA              US Treasury, 6.25%, 2003                                        400,000                396,876
        AAA              US Treasury, 11.125%, 2003                                       25,000                 30,824
        AAA              US Treasury, 5.875%, 2004                                       150,000                145,337
        AAA              US Treasury, 7.25%, 2004                                        250,000                260,625
        AAA              US Treasury, 7.50%, 2005                                         75,000                 79,359
        AAA              US Treasury, 10.375%, 2012                                      450,000                571,217
        AAA              US Treasury, 8.125%, 2019                                       350,000                399,273
        AAA              US Treasury, 8.125%, 2021                                        50,000                 57,235
                                                                                                        ---------------
                                                                                                              6,591,577
                                                                                                        ---------------



                         US FEDERAL AGENCY BONDS - 1.3%
                         Federal Home Loan Banks, 7.26%, 1999                            200,000               200,532
                         FHLMC, 7.61%, 1999                                              100,000               100,641
                                                                                                        ---------------
                                                                                                               301,173
                                                                                                        ---------------

                         MORTGAGES - 22.6%
        AAA              FHLMC, Gold Pool #M90449, 5.50%, 2001                           446,407               434,363
        AAA              FHLMC, 6.30%, 1999                                              250,000               249,530
        AAA              FHLMC, Gold Pool #G00143, 7.50%, 2023                           294,764               297,591
        AAA              FNMA, Pool #346537, 6.00%, 2011                                 487,743               472,241
        AAA              GNMA, Pool #780332, 8.00%, 2009                                 263,910               273,002
        AAA              GNMA, Pool #410343, 7.50%, 2011                                 674,696               688,877
        AAA              GNMA, Pool #423828, 6.00%, 2011                                 485,841               471,547
        AAA              GNMA, Pool #398964, 7.50%, 2011                                 289,716               295,444



                                       1






    S&P/MOODY'S                                                                    PRINCIPAL
    BOND RATING                               ISSUER                                AMOUNT                  VALUE

                         MORTGAGES (CONTINUED)
        AAA              GNMA, Pool #357262, 7.50%, 2023                                 405,715        $      409,184
        AAA              GNMA, Pool #380866, 7.00%, 2024                                  84,314                83,218
        AAA              GNMA, Pool #401135, 8.50%, 2024                                 368,023               383,888
        AAA              GNMA, Pool #432175, 8.00%, 2026                                  99,639               102,048
        AAA              GNMA, Pool #441009, 8.00%, 2026                                 249,088               255,111
       BAA3              Green Tree Financial, 1994-A, 6.90%, 2004                        49,127                49,050
       BAA3              Green Tree Financial, 1995-A, 7.25%, 2005                       123,137               123,329
        AAA              Green Tree Financial, 1995 A4, 7.85%, 2026                      100,000               102,218
        AAA              Green Tree Financial, 1995 A5, 8.40%, 2025                      200,000               208,186
        AAA              Green Tree Financial, 1995 A4, 7.05%, 2025                      100,000               101,218
        AAA              Green Tree Financial, 1996 A3, 6.90%, 2027                      200,000               200,312
                                                                                                       ---------------
                                                                                                             5,200,357
                                                                                                       ---------------

                         INTERNATIONAL BONDS - 5.9%
       BAA1              Southern Investments UK, 6.375%, 2001                           250,000               245,310
       BAA2              Canadian National Railroad, 7.00%, 2004                         350,000               347,473
        AA3              Ontario Global ONT, 6.00%, 2004                                 125,000               117,666
       BAA3              Petro Geo-Services, 7.50%, 2007                                 150,000               151,139
        A2               Hydro Quebec, 8.05%, 2024                                       450,000               487,791
                                                                                                       ---------------
                                                                                                             1,349,379
                                                                                                       ---------------

                         BANK - 4.2%
        A2               Suntrust Banks, 6.00%, 2026                                     400,000               375,476
        AA3              Chase Capital, 7.67%, 2026                                      150,000               145,232
        AA2              J.P. Morgan Capital Trust, 7.54%, 2027                          275,000               263,112
        AA3              Chase Capital Floater, 6.359%, 2027                             190,000               184,762
                                                                                                       ---------------
                                                                                                               968,582
                                                                                                       ---------------

                         FINANCIAL - 6.1%
        A1               Ford Capital BV, 10.125%, 2000                                  100,000               109,701
        A1               Ford Motor Credit Corp., 8.20%, 2002                            250,000               263,598
        A1               Ford Motor Credit Corp., 7.20%, 2007                            300,000               301,620
        A3               GMAC Global, 6.75%, 2002                                        400,000               398,984
        AA3              Norwest Corp, 6.00%, 2000                                       150,000               147,921
        AA3              Wachovia Capital FNR TRST II, 2027                              190,000               186,132
                                                                                                       ---------------
                                                                                                             1,407,956
                                                                                                       ---------------


                                       2




    S&P/MOODY'S                                                                    PRINCIPAL
    BOND RATING                               ISSUER                                AMOUNT                  VALUE

                         INDUSTRIAL - 20.2%
        A2               Cooper Industries MTN, 7.87%, 1998                              100,000        $       100,919
        A3               Chrysler Corp., 10.40%, 1999                                    100,000                100,329
        A2               Philip Morris Companies, 7.125%, 1999                           300,000                302,697
        A3               Ryder System Inc., 8.45%, 1999                                  100,000                104,097
       BAA1              Norfolk Southern, 6.70%, 2000                                    50,000                 50,192
        A2               Sears, Roebuck & Co., 6.50%, 2000                               100,000                 99,683
       BAA1              McDonnell Douglas, 8.25%, 2000                                   50,000                 52,187
        A1               Aluminum Company of America, 5.75%, 2001                        500,000                484,245
       BAA1              Comdisco Inc., 6.375%, 2001                                     300,000                293,667
        A2               Sears, Roebuck & Co., 6.95%, 2002                                50,000                 50,246
        A3               Cardinal Health, Inc., 6.50%, 2004                              400,000                390,444
       BAA3              Airgas Inc., 7.14%, 2004                                        190,000                190,306
        BA1              Tele-Communications Inc., 8.65%, 2004                            70,000                 73,872
       BAA1              Marriott International, 7.875%, 2005                            225,000                233,370
        A3               Cardinal Health, 6.00%, 2006                                    150,000                140,421
       BAA2              Tosco Corporation, 7.625%, 2006                                 325,000                333,970
        A2               Philip Morris Companies, 7.20%, 2007                            175,000                173,481
        A3               Lockheed Martin Corp., 7.70%, 2008                              225,000                234,684
        BA1              Tele-Communications Inc., 9.80%, 2012                           170,000                194,580
       BAA3              Time Warner Entertainment, 8.375%, 2023                          50,000                 51,350
        A3               Lockheed Martin Corp., 7.750%, 2026                             250,000                256,093
       BAA2              American Stores Company, 8.00%, 2026                            160,000                163,632
       BAA1              Champion International Corp., 7.20%, 2026                       450,000                449,681
       BAA1              Norfolk Southern, 7.05%, 2037                                   125,000                126,868
                                                                                                        ---------------
                                                                                                              4,651,014
                                                                                                        ---------------

                         TRANSPORTATION - 3.6%
        A1               Atchinson Topeka & Santa Fe, 7.75%, 1999                         75,000                76,745
       BAA2              CSX Corp., 9.50%, 2000                                          100,000               107,687
       BAA2              CSX Corp., 9.00%, 2006                                          200,000               222,530
       BAA2              Union Pacific Corp., 7.25%, 2008                                 60,000                60,191
       BAA1              United Air Lines Inc., 7.27%, 2013                              198,581               195,328
       BAA3              Delta Air Lines, 10.375%, 2022                                  130,000               163,697
                                                                                                       ---------------
                                                                                                               826,178
                                                                                                       ---------------
                         Total Bonds (identified cost, $21,301,175)                                         21,296,216
                                                                                                      ----------------


                                       3







                                                                                   PRINCIPAL
                                              ISSUER                                AMOUNT                  VALUE

                         REPURCHASE AGREEMENT - 5.9%
                         Bank of New York, dated 6/30/97, due 7/1/97
                         (secured by U.S Treasury Notes)                              $1,353,049       $     1,353,049
                                                                                                      ----------------

                         Total investments (identified cost, $22,654,224)                                   22,649,265

                         Other assets, less liabilities - 1.5%
                                                                                                               340,472
                                                                                                       ---------------

                         NET ASSETS - 100%                                                              $   22,989,737
                                                                                                       ===============

                         See notes to financial statements.




                                       4






DLB FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 1997
------------------------------------------------------------------------------------------------------------------

ASSETS:
     Investments, at value (identified cost, $ 22,654,224)                                  $22,649,265
     Interest receivable                                                                        350,116
     Receivable from investment manager                                                          28,113
                                                                                           -------------

                                                                                             23,027,494
                                                                                           -------------

LIABILITIES:
     Management fees                                                                              7,565
     Accrued expenses                                                                            30,192
                                                                                           -------------

                                                                                                 37,757
                                                                                           -------------

NET ASSETS                                                                                  $22,989,737
                                                                                           =============

NET ASSETS CONSIST OF:
     Paid-in capital                                                                        $22,692,813
     Unrealized depreciation on investments                                                      (4,959)
     Accumulated net realized loss on investments                                               (97,537)
     Accumulated undistributed net investment income                                            399,420
                                                                                           -------------

                                                                                            $22,989,737
                                                                                           =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                     2,207,257
                                                                                           =============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                                              $      10.42
                                                                                           =============



See notes to financial statements.


                                       5






DLB FIXED INCOME FUND

STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED JUNE 30, 1997
------------------------------------------------------------------------------------------------------------------

INTEREST INCOME                                                                            $ 445,955
                                                                                           ----------

EXPENSES:
     Management fee                                                                           29,814
     Trustees' fees                                                                            2,728
     Custodian fee                                                                            29,769
     Legal fees                                                                               14,388
     Accounting and audit fees                                                                14,531
     Transfer agent fee                                                                        3,968
     Miscellaneous                                                                             6,969
                                                                                           ----------

                                                                                             102,167

     Preliminary reduction of expenses by investment manager                                 (61,298)
                                                                                           ----------

               Net expenses                                                                   40,869
                                                                                           ----------

               Net investment income                                                         405,086
                                                                                           ----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Realized loss (identified cost basis)                                                   (62,754)

     Change in unrealized depreciation                                                        87,545
                                                                                           ----------

               Net realized and unrealized gain on investments                                24,791
                                                                                           ----------

               Increase in net assets from operations                                      $ 429,877
                                                                                           ==========



See notes to financial statements.


                                       6






DLB FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------

                                                                              Six Months               Year Ended
                                                                                 Ended               December 31,
                                                                             June 30,1997                 1996
                                                                          --------------------     ---------------
                                                                              (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                    $    405,086            $     756,599
    Net realized loss on investments                                              (62,754)                 (34,750)
    Net unrealized appreciation (depreciation) on investments                      87,545                 (225,496)
                                                                             -------------           --------------

                                                                                  429,877                  496,353
                                                                             -------------           --------------

  Distributions to shareholders:
    From net investment income                                                       -                    (756,599)
    In excess of net investment income                                               -                      (5,699)
                                                                             -------------           --------------

                                                                                     -                    (762,298)
                                                                             -------------           --------------

  Fund share transactions:
    Net proceeds from sale of shares                                            8,746,713               10,052,530
    Net asset value of shares issued in
      reinvestment of distributions                                                  -                     694,367
    Cost of shares reacquired                                                  (1,447,398)                (545,546)
                                                                             -------------           --------------

                                                                                7,299,315               10,201,351
                                                                             -------------           --------------

              Total increase in net assets                                      7,729,192                9,935,406

NET ASSETS:
  At beginning of period                                                       15,260,545                5,325,139
                                                                             =============           ==============
  At end of period (including accumulated undistributed (distributions in excess of) net investment income of $399,420 and ($5,666),
       respectively)                                                          $22,989,737              $15,260,545
                                                                             =============           ==============


See notes to financial statements.



                                      7








DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months           Year Ended        Period Ended
                                                                    Ended            December 31,       December 31,
                                                                June 30, 1997            1996              1995 **
                                                               ----------------     ---------------    ----------------
                                                                 (Unaudited)
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                             $10.11              $10.26              $10.00
                                                                   --------            --------            --------

  Income from investment operations:
     Net investment income                                             .28                 .53                 .28
     Net realized and unrealized gain (loss) on investments                              (.15)
                                                                       .03                                     .37
                                                                   --------            --------            --------

                                                                       .31                 .38                 .65
                                                                   --------            --------            --------

  Less distributions to shareholders:
     From net investment income (1)                                     -                (.53)                (.28)
     From net realized gain on investments                              -                  -                  (.11)
                                                                   --------            --------            --------

                                                                        -                (.53)                (.39)
                                                                   --------            --------            --------

  Net asset value - end of period                                   $10.42              $10.11              $10.26
                                                                   ========            ========            ========

  Total Return                                                       6.18% *             3.70%               14.75%*


  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                          .55%*               .55%                .55%*
     Ratio of net investment income to average net assets            5.43%*              6.36%               6.24%*
     Portfolio turnover                                                31%                 65%                 42%
     Net assets at end of period (000 omitted)                     $22,990             $15,261
                                                                                                            $5,325




The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income per share and ratios would have been:



    Net investment income
                                            $.24          $.44           $.19

    Ratios (to average net assets):
      Expenses                              1.37%*        1.66%          2.50%*
      Net investment income                 4.61%*        5.25%          4.33%*



 *  Annualized.
 ** For the period from July 25, 1995  (commencement of  operations) to December
    1995.
(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.


See notes to financial statements.


                                       8





DLB FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Fixed Income Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Debt securities other than short-term obligations, including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Fund, for federal income tax purposes, had $34,783 in capital loss carryforwards, which expire December 31, 2004. To the extent permitted by the Internal Revenue Code, capital loss carryovers will reduce taxable income arising from future net realized gain on investments, if any, and thus will reduce the amount of the distributions to shareholders that would otherwise be necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.



                                       9






         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .40% of average daily net assets. For the period ended June 30, 1997, the management fee amounted to $29,814, of which $14,953 was waived by DLB. Additionally, $46,345 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                                          Purchases          Sales
                                                        -------------    -------------
         U.S. Government securities                       $5,391,137       $1,940,639
                                                        =============    =============

         Investments (non-U.S. government securities)     $6,721,581       $2,757,387
                                                        =============    =============

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:



          Aggregate cost                                $   22,654,224
                                                        ===============

          Gross unrealized depreciation                 $      (85,312)
          Gross unrealized appreciation                         80,353
                                                        ---------------

                  Net unrealized depreciation           $       (4,959)
                                                        ===============



                                       10






5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:



                                           Six Months Ended       Year Ended
                                             June 30, 1997     December 31, 1996
                                           ----------------    -----------------

         Shares sold .......................     841,053            974,836
         Shares issued in reinvestment
           of distributions ................      -                  68,681
         Redemptions .......................    (142,950)           (53,152)
                                              -----------         ----------
           Net increase ....................     698,103            990,365
                                               ===========         ==========



                                       11






                                       DLB




The DLB Global Small Cap Fund


                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1997




                       [EXPERIENCE TO MANAGE THE FUTURE]






                                                       DLB GLOBAL SMALL CAP FUND
--------------------------------------------------------------------------------

Manager's Commentary

THE DLB GLOBAL SMALL CAP FUND INVESTS ON A WORLDWIDE BASIS IN COMPANIES WITH MARKET CAPITALIZATIONS UP TO $1.5 BILLION, AT THE TIME OF PURCHASE. The investment process combines the unique strength of two investment managers. David L. Babson & Co. is the Fund's manager and manages approximately 50% of the Fund's assets. Babson-Stewart Ivory International is the Fund's sub-advisor and manages the remaining 50% of investable assets.

THE DOMESTIC PORTION OF THE PORTFOLIO (48.6%) HAD A STRONG FIRST SIX MONTHS OF 1997 FINISHING UP 16.08%, largely due to a very positive second quarter which was up 14.69%. This compares to the Russell 2500 Index which was up 11.25% for the six months and 15.11% for the second quarter.

THE EXCEPTIONAL RETURNS POSTED BY BOTH THE FUND AND THE INDEX DURING THE SECOND QUARTER WERE REMARKABLY BROAD BASED. ALL SECTORS OF THE RUSSELL 2500, except Utilities (up only 9%), posted double digit returns, although no sector was up more than 21%. Included below are lists of the best and worst performing stocks in the U.S. portion of the portfolio for the second quarter of 1997. The diversity of the list is noteworthy, highlighting the fact that the Fund's performance does not depend on any one sector or stock.

THERE WERE ONLY TWO PORTOFLIO CHANGES IN DOMESTIC HOLDINGS DURING THE SECOND QUARTER, one of which was the addition of Newport News Shipbuilding which designs, constructs and repairs nuclear aircraft carriers and submarines. Alberto Culver, which had become fully valued, was sold


Best Performers                Business                                 Gain (%)
--------------------------------------------------------------------------------
Octel Communications           Voice Mails Systems                        48.0
Metromail Corporation          Information Services                       45.0
Ralcorp Holdings               Private Label Food/Ski Resorts             44.0
Central Newspapers             Newspapers                                 34.0
BW/IP Incorporated             Industrial Pumps/Valves                    34.0


Underperformers                Business                                 Loss (%)
--------------------------------------------------------------------------------
Stride Rite                    Shoes                                      13.0
Wallace Computer Services      Business Forms                              9.0
Willis Corroon Group           Insurance Brokerage                         8.0
Equitable Resources            Oil & Gas Exploration/Gas Utility           7.0
Charming Shoppes               Apparel Retailer                            3.0





                                                       DLB GLOBAL SMALL CAP FUND
--------------------------------------------------------------------------------

Manager's Commentary

DURING THE FIRST SIX MONTH OF 1997, THE INTERNATIONAL PORTION OF THE FUND'S PORTFOLIO WAS ADVERSELY AFFECTED BY SMALL COMPANY PERFORMANCE. For the first six months, the results were -5.98% versus 5.22% for the Salomon EMI World (ex U.S.) Index. Performance improved somewhat in the second quarter with the portfolio up 1.4% versus 7.2% for the index.

PERFORMANCE WAS ADVERSELY BY THREE FACTORS: an overweighting in France where small stocks failed to recover from a slump in the stock market following a surprise Socialist victory in the general election; an overweighting in the Far Eastern Tiger markets which were weak on the back of rising political and economic tensions; and, an underweighting in Japan which was the strongest performer over the quarter.

THE LARGEST INTERNATIONAL COUNTRY WEIGHTINGS AS OF JUNE 30, 1997, were the United Kingdom-8.4%, France-8.3%, Japan-7.0%, and Hong Kong-5.7%.


Best Performers (Country)        Business                            Gain (%)
--------------------------------------------------------------------------------
Gewiss (Italy)                   Electrical Equipment                  47.1
SKW Trostberg (Germany)          Specialty Chemicals                   40.9
Yamaichi Electronics (Japan)     Manufacturer of IC Sockets            34.5
United Construction(Australia)   Mining Services                       32.1
Quinsa (Argentina)               Brewer                                27.4

Underperformers                  Business                            Loss (%)
--------------------------------------------------------------------------------
Manutan (France)                 Small Industrial Supplies             22.6
CDL Hotels (Hong Kong)           Regional Hotel Group                  28.8
Eurotherm (UK)                   Electronics                           30.0
Nihon Jumbo (Japan)              Film Processing/Development           31.2
Thai Pineapple (Thailand)        Fruit Production                      67.5




                                                       DLB GLOBAL SMALL CAP FUND
--------------------------------------------------------------------------------

Growth of a $100,000 Investment

                                 Cumulative Total Return Since Inception 7/19/95




                 DLB GLOBAL    COMBINED        SALOMON EMI
                 SMALL CAP      INDEX*          (EX-US)
                $100,000.00   $100,000.00     $100,000.00
   JUL 95       $100,300.00   $105,860.00     $100,420.00
   AUG 95        $98,795.50   $104,928.43      $97,879.37
   SEP 95        $99,793.33   $111,454.98      $98,623.26
   OCT 95        $98,396.23   $108,133.62      $95,782.91
   NOV 95       $100,993.89   $111,572.27      $98,589.35
   DEC 95       $104,013.61   $114,897.12     $102,365.32
   JAN 96       $106,426.72   $116,390.79     $104,187.42
   FEB 96       $109,853.66   $118,904.83     $105,812.75
   MAR 96       $112,567.05   $121,508.84     $108,246.44
   APR 96       $115,291.17   $127,584.29     $113,940.20
   MAY 96       $116,605.49   $128,413.58     $113,017.29
   JUN 96       $115,089.62   $126,795.57     $113,028.59
   JUL 96       $109,450.23   $120,176.84     $108,756.11
   AUG 96       $110,763.63   $123,758.11     $109,854.54
   SEP 96       $111,062.69   $126,394.16     $110,469.73
   OCT 96       $110,562.91   $125,762.19     $110,038.90
   NOV 96       $113,481.77   $129,535.06     $111,843.53
   DEC 96       $114,264.79   $128,952.15     $109,785.61
   JAN 97       $110,996.82   $129,016.63     $107,414.24
   FEB 97       $109,450.23   $120,465.27     $110,583.21
   MAR 97       $108,749.74   $117,104.29     $109,112.45
   APR 97       $106,737.87   $116,858.37     $107,486.68
   MAY 97       $112,480.37   $125,903.21     $114,376.57
   JUN 97       $116,507.17   $129,869.16     $116,961.48


*Salomon EMI (ex-U.S.), 60%
 Russell 2500, 40%



--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

                                  6 Months      One Year        Annualized
                                   1/1/97-      6/30/96-      Since Inception
                                   6/30/97       6/30/97      7/19/95-6/30/97

DLB GLOBAL SMALL CAP FUND           3.40          2.65             8.70
Combined Index                      8.15         10.89            18.08
Salomon EMI (ex-US)                 5.22          2.20             7.48

--------------------------------------------------------------------------------


Disclosure Statement

SALOMON BROTHERS EXTENDED MARKET INDEX, EX-US, (EMI) represents the bottom 20% of the cumulative available market capital of the BMI. The EMI defines the small stock index outside the U.S.
     SALOMON BROTHERS BROAD MARKET INDEX (BMI) fully represents the universe of institutionally available global stocks. All companies with an available market capitalization greater than US $100 million are included in the index.

RUSSELL 2500 INDEX consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance in the U.S.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB GLOBAL SMALL CAP FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.







                                        --------------------------------------
                                        DLB Global Small
                                        Capitalization Fund

                                        Financial Statements for the
                                        Six Months Ended June 30, 1997 and the
                                        Year Ended December 31, 1996






DLB GLOBAL SMALL CAPITALIZATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS:

 Portfolio of Investments as of June 30, 1997                                    1 - 7

 Statement of Assets and Liabilities as of June 30, 1997                           8

 Statement of Operations for the Six Months Ended June 30, 1997                    9

 Statements of Changes in Net Assets for the Six Months Ended June 30, 1997
    and the Year Ended December 31, 1996                                          10

 Financial Highlights for the Six Months Ended June 30, 1997, the Year Ended
    December 31, 1996 and the Period from July 19, 1995 (commencement of
    operations) to December 31, 1995                                              11

 Notes to Financial Statements                                                  12 - 15







DLB GLOBAL SMALL CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
JUNE 30, 1997
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 97.9%

ISSUER                                                                                SHARES             VALUE

SPECIALTY CHEMICALS - 1.0%
Calgon Carbon Corporation                                                              9,800           $   135,975
                                                                                                       -----------
METALS & MINING - 2.5%
Calmat Co.                                                                             7,600               163,400
Martin Marietta Materials                                                              5,400               174,825
                                                                                                       -----------
                                                                                                           338,225
                                                                                                       -----------
PAPER & FOREST PRODUCTS - 0.8%
Albany International Corp.                                                             4,800               108,000
                                                                                                       -----------
AEROSPACE - 2.4%
EG&G Inc.                                                                              6,000               135,000
Newport News Shipbuilding, Inc.                                                        9,800               190,488
                                                                                                       -----------
                                                                                                           325,488
                                                                                                       -----------
MACHINERY & EQUIPMENT - 3.0%
BW/IP, Inc.                                                                            7,600               154,375
Elsag Bailey *                                                                         7,100               130,463
Harsco Corporation                                                                     3,200               129,600
                                                                                                       -----------
                                                                                                           414,438
                                                                                                       -----------
APPAREL - 2.3%
National Service Industries, Inc.                                                      3,700               180,144
The Stride Rite Corporation                                                           10,300               132,613
                                                                                                       -----------
                                                                                                           312,757
                                                                                                       -----------
AUTO PARTS  - 1.9%
Bandag Incorporated                                                                    3,000               146,063
The Standard Products Company                                                          4,400               111,100
                                                                                                       -----------
                                                                                                           257,163
                                                                                                       -----------


                                       1







COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                                SHARES              VALUE

FURNITURE & APPLIANCES - 3.3%
Herman Miller, Inc.                                                                    5,400           $   194,400
La-Z-Boy Chair Company                                                                 3,500               126,000
Stanhome Inc.                                                                          4,000               131,500
                                                                                                       -----------
                                                                                                           451,900
                                                                                                       -----------
PRINTING & PUBLISHING - 3.8%
ACNielsen Corporation *                                                                9,700               190,363
Central Newspapers Inc.                                                                2,700               193,388
Lee Enterprises, Incorporated                                                          5,100               134,513
                                                                                                       -----------
                                                                                                           518,264
                                                                                                       -----------
GENERAL RETAIL - 1.9%
Duty Free International Inc.                                                           3,900                73,125
Fred Meyer Inc. *                                                                      3,700               191,244
                                                                                                       -----------
                                                                                                           264,369
                                                                                                       -----------
SPECIALTY RETAIL - .9%
Charming Shoppes Inc. *                                                               24,100               125,771
                                                                                                       -----------
WHOLESALERS - .9%
Waban Inc. *                                                                           3,700               119,094
                                                                                                       -----------
FOOD PRODUCERS - 1.4%
Ralcorp Holdings Inc. *                                                               10,300               151,925
Rykoff-Sexton Co.                                                                      1,700                39,631
                                                                                                       -----------
                                                                                                           191,556
                                                                                                       -----------
TOBACCO - 1.6%
Dimon Incorporated                                                                     8,300               219,950
                                                                                                       -----------
COAL GAS & PIPE - 1.4%
Cabot Oil & Gas Corporation                                                            1,300                22,913
Nabors Industries, Inc. *                                                              6,600               165,000
                                                                                                       -----------
                                                                                                           187,913
                                                                                                       -----------
EXPLORATION & DRILLING - .9%
Global Industrial Technologies Inc. *                                                  6,200               127,100
                                                                                                       -----------


                                       2





COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                                SHARES               VALUE

DOMESTIC OIL - .9%
Quaker State Corporation                                                               7,800           $   118,950
                                                                                                       -----------
BANKS - 3.1%
Dime Bancorp, Inc.                                                                     6,600               115,500
First Security CP Corporation                                                          5,425               148,170
Glendale Federal Bank FSB *                                                            6,400               167,200
                                                                                                       -----------
                                                                                                           430,870
                                                                                                       -----------
INSURANCE - 2.9%
Hartford Steam Boiler                                                                  2,200               117,425
Western National Corporation                                                           6,600               176,963
Willis Corroon Group                                                                   8,800                98,450
                                                                                                       -----------
                                                                                                           392,838
                                                                                                       -----------
PROFESSIONAL SERVICES - 2.3%
Metromail Corporation *                                                                6,600               163,350
Policy Management Systems Corporation *                                                3,300               155,100
                                                                                                       -----------
                                                                                                           318,450
                                                                                                       -----------
COMPUTERS - 1.4%
Gerber Scientific Inc.                                                                 9,500               187,625
                                                                                                       -----------
ELECTRONICS & INSTRUMENTS - 1.7%
Intergraph Corporation  *                                                             15,400               130,900
Scitex Corporation Ltd.                                                               12,000               105,750
                                                                                                       -----------
                                                                                                           236,650
                                                                                                       -----------
OFFICE EQUIPMENT - 1.2%
Wallace Computer Services                                                              5,300               159,331
                                                                                                       -----------
TELECOMMUNICATIONS - 1.0%
Octel Communications Corporation *                                                     5,700               133,593
                                                                                                       -----------
TRANSPORTATION - .7%
Fritz Companies Inc. *                                                                10,400               100,750
                                                                                                       -----------


                                       3








COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                                SHARES              VALUE

TRUCKING & SHIPPING - 1.6%
Alexander & Baldwin Inc.                                                               4,600           $   120,175
J.B. Hunt Transport Services, Inc.                                                     6,400                95,200
                                                                                                       -----------
                                                                                                           215,375
                                                                                                       -----------
NATURAL GAS - .7%
Equitable Resources, Inc.                                                              3,400                96,475
                                                                                                       -----------
FOREIGN COMMON STOCKS

UNITED KINGDOM - 8.4%
Allied Colloids Group PLC                                                             57,728               120,998
Peter Black Holdings PLC                                                              19,000               102,464
N Brown Group PLC                                                                     20,000               126,426
Cattles Holdings                                                                      20,000               100,808
Devro International PLC                                                               26,000               147,053
Eurotherm PLC                                                                          8,000                48,441
Fairey Group PLC                                                                      11,300                91,544
Seton Healthcare Group                                                                13,000                94,071
Spirax-Sarco Engineering PLC                                                          12,000               136,740
St. James Place Capital                                                               41,000                89,347
UniChem  PLC                                                                          21,300                90,884
                                                                                                       -----------
                                                                                                         1,148,776
                                                                                                       -----------
BELGIUM - 1.6%
Colruyt SA                                                                               450               219,576
                                                                                                       -----------
FRANCE - 8.3%
Bioblock Scientific                                                                    2,500               123,915
Brioche Pasquier                                                                       1,300               154,946
STE Guilbert                                                                           1,200               170,058
Europeenne D'Extincteurs                                                               2,000               137,579
M6 (Metropole Television)                                                              1,750               166,865
Societe Manutan                                                                        2,000               139,622
Royal Canin *                                                                          3,000               144,049
Spir Communication                                                                     1,400               107,628
                                                                                                       -----------
                                                                                                         1,144,662
                                                                                                       -----------

                                       4






COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                                SHARES              VALUE

GERMANY - 3.5%
MLP Preferred, Non Vtg **                                                                750           $   178,571
SKW Trostberg                                                                          6,000               202,754
Sto AG-OS Vorzugs **                                                                     250               104,561
                                                                                                       -----------
                                                                                                           485,886
                                                                                                       -----------
ITALY - 2.2%
Gewiss SPA                                                                            10,000               171,487
Industrie Natuzzi SPA                                                                  5,000               128,125
                                                                                                       -----------
                                                                                                           299,612
                                                                                                       -----------
NETHERLANDS - 1.5%
Nutricia Verenidge Bedrijven                                                           1,300               205,424
                                                                                                       -----------
NORWAY - .7%
Tomra Systems                                                                          5,000               102,474
                                                                                                       -----------
SWEDEN - 1.1%
Cardo AB                                                                               5,000               148,345
                                                                                                       -----------
SWITZERLAND - 3.3%
Disotronic                                                                                70               141,678
Fotolabo SA                                                                              500               159,247
Phoenix Mecano                                                                           300               156,164
                                                                                                       -----------
                                                                                                           457,089
                                                                                                       -----------
AUSTRALIA - 1.1%
United Construction Group Ltd.                                                        76,562               149,614
                                                                                                       -----------
NEW ZEALAND - .9%
Guinness Peat Group PLC                                                              206,305               127,831
                                                                                                       -----------
JAPAN - 7.0%
Aderans                                                                                3,000                85,392
Altech                                                                                 2,000                49,769
Arrk                                                                                   3,000                64,175



                                       5






COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                                SHARES               VALUE

JAPAN (CONTINUED)
Daiwa Industries                                                                      12,000            $  112,110
FCC Co. Ltd.                                                                           3,300                83,558
Furusato Industries                                                                    9,000                91,155
Hikari Tsushin                                                                         1,000                94,298
Namco                                                                                  2,000                77,185
Nihon Jumbo                                                                            5,160               125,249
Union Tool                                                                             4,400               128,700
Yamaichi Electronics CP Ltd.                                                           2,000                53,087
                                                                                                       -----------
                                                                                                           964,678
                                                                                                       -----------
HONG KONG - 5.7%
CDL Hotels International                                                             195,000                79,284
Chen Hsong Holdings                                                                  150,000                87,125
Gold Peak Industrial                                                                 150,000                96,805
South China Morning Post                                                             150,000               147,144
USI Holdings                                                                         200,000                58,083
Vitasoy International Holdings Ltd.                                                  250,000               112,133
V-Tech Holdings                                                                       40,000                75,379
YGM Trading                                                                          100,000               121,329
                                                                                                       -----------
                                                                                                           777,282
                                                                                                       -----------
INDONESIA - .7%
Multi Bintang                                                                          5,500               100,928
                                                                                                       -----------
MALAYSIA - .8%
Jaya Jusco Stores                                                                      6,000                20,440
Perlis Plantations Berhad                                                             30,000                87,938
                                                                                                       -----------
                                                                                                           108,378
                                                                                                       -----------
PHILIPPINES - .4%
Fil-Estate Land                                                                      200,000                58,329
                                                                                                       -----------
SINGAPORE - 1.3%
Tibs Holdings                                                                         40,000                54,258
Tiger Medicals                                                                        50,000                62,229
United Industrial Corp.                                                               90,000                67,963
                                                                                                       -----------
                                                                                                           184,450
                                                                                                       -----------

                                       6






COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                                SHARES               VALUE

THAILAND - 1.4%
Matichon Public Co. Ltd. Foreign                                                      24,000            $   57,600
Saha Pathana Interholding                                                             35,000                77,000
Thai Pineapple F/R                                                                    47,000                36,660
Thai Pineapple L/R                                                                    25,000                19,500
                                                                                                       -----------
                                                                                                           190,760
                                                                                                       -----------
ARGENTINA - .6%
Quilmes Industries SA **                                                               2,400                27,900
Quilmes Industries SA                                                                  4,800                49,200
                                                                                                       -----------
                                                                                                            77,100
                                                                                                       -----------
Total Common and Preferred Stocks
     (identified cost, $11,373,110)
                                                                                                        13,440,064
                                                                                                       -----------


                                                                                   PRINCIPAL
                                                                                      AMOUNT
REPURCHASE AGREEMENT - 2.1%

Bank of New York, dated 6/30/97, due 7/1/97
(secured by U.S. Treasury Notes)                                                    $286,664               286,664
                                                                                                       -----------

Total investments (identified cost, $11,659,774)                                                        13,726,728

Other assets, less liabilities                                                                               4,606
                                                                                                       -----------

Net Assets - 100%                                                                                      $13,731,334
                                                                                                       ===========



*  Non-income producing securities.
** Preferred stock.




See notes to financial statements.



                                       7







DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (identified cost, $11,659,774)                                   $13,726,728
     Dividends and interest receivable                                                           25,584
     Receivable from investment manager                                                          22,802
     Other                                                                                       14,369
                                                                                           -------------
                                                                                             13,789,483
                                                                                           -------------

LIABILITIES:
     Management fees                                                                             25,539
     Accrued expenses                                                                            32,610
                                                                                           -------------

                                                                                                 58,149
                                                                                           -------------

NET ASSETS                                                                                  $13,731,334
                                                                                           =============

NET ASSETS CONSIST OF:
     Paid-in capital                                                                        $12,079,463
     Unrealized appreciation on investments and translation of assets and
         liabilities in foreign currencies                                                    2,066,444
     Accumulated net realized loss on investments and
         foreign currency transactions                                                         (436,849)
     Accumulated undistributed net investment income                                             22,276
                                                                                           -------------

               Total                                                                        $13,731,334
                                                                                           =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                     1,186,935
                                                                                           =============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                                               $     11.57
                                                                                           =============


See notes to financial statements.



                                       8








DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $8,410)                                  $  106,062
     Interest                                                                                  9,367
                                                                                           ----------

                                                                                             115,429
                                                                                           ----------

EXPENSES:
     Management fee                                                                           61,901
     Trustees' fees                                                                            2,728
     Custodian fees                                                                           38,233
     Legal fees                                                                               13,644
     Accounting and audit fees                                                                14,978
     Registration fees                                                                         6,802
     Transfer agent fees                                                                       3,968
     Miscellaneous                                                                               165
                                                                                           ----------
                                                                                             142,419

     Preliminary reduction of expenses by investment manager                                 (49,620)
                                                                                           ----------

               Net expenses                                                                   92,799
                                                                                           ----------

               Net investment income                                                          22,630
                                                                                           ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized loss (identified cost basis):
     Investment transactions                                                                (391,503)
     Foreign currency transactions and forward foreign currency exchange
       contracts and other transactions denominated in foreign currency                         (540)
                                                                                           ----------

               Net realized loss on investments and foreign currency                        (392,043)
                                                                                          -----------

  Change in unrealized appreciation (depreciation):
     Investments                                                                             826,832
     Foreign currency and forward foreign currency exchange contracts and other
       transactions denominated in foreign currency                                             (433)
                                                                                           ----------

               Net unrealized gain on investments and foreign currency                       826,399
                                                                                           ----------

                Net realized and unrealized gain on investments and foreign
                  currency                                                                   434,356
                                                                                           ----------

                  Increase in net assets from operations                                   $ 456,986
                                                                                           ==========


See notes to financial statements.


                                       9







DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           Six Months       Year Ended
                                                                             Ended         December 31,
                                                                         June 30, 1997         1996
                                                                       -----------------  --------------
                                                                          (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                $     22,630       $    11,312
    Net realized gain (loss) on investments and foreign currency             (392,043)          153,011
    Net unrealized appreciation on investments and foreign currency           826,399           868,114
                                                                         -------------    --------------

                                                                              456,986         1,032,437
                                                                         -------------    --------------

  Distributions to shareholders:
    From net investment income                                                  -               (10,427)
    From net realized gain on investments                                       -              (117,741)
    In excess of net realized gain on investments                               -               (46,438)
                                                                         -------------    --------------


                                                                                -              (174,606)
                                                                         -------------    --------------

  Fund share transactions:
    Net proceeds from sale of shares                                          813,497         1,136,330
    Net asset value of shares issued in
      reinvestment of distributions                                              -              174,606
    Cost of shares reacquired                                                (124,753)          (92,441)
                                                                         -------------    --------------

                                                                              688,744         1,218,495
                                                                         -------------    --------------

              Total increase in net assets                                  1,145,730         2,076,326

NET ASSETS:
  At beginning of period                                                   12,585,604        10,509,278
                                                                         =============    ==============
  At end of period (including accumulated undistributed (distributions in excess of) net investment income of $22,276 and ($354),
       respectively)                                                      $13,731,334       $12,585,604
                                                                         =============    ==============


See notes to financial statements.


                                       10






DLB GLOBAL SMALL CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months        Year Ended         Period Ended
                                                                     Ended          December 31,        December 31,
                                                                 June 30, 1997          1996               1995 **
                                                                ----------------   ----------------    -------------
                                                                  (Unaudited)

Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period
                                                                     $11.19             $10.33              $10.00
                                                                    --------           --------            --------

  Income from investment operations:
     Net investment income                                              .02                .01                 .07
     Net realized and unrealized gain on investments
                                                                        .36               1.01                 .33
                                                                    --------           --------            --------


                                                                        .38               1.02                 .40
                                                                    --------           --------            --------

  Less distributions to shareholders:
     From net investment income                                         -                (.01)                (.07)
     From net realized gain on investments                              -                (.11)                 -
     In excess of net realized gain on investments                      -                (.04)                 -
                                                                    --------           --------            --------

                                                                        -                (.16)                (.07)
                                                                    --------           --------            --------

  Net asset value - end of period                                    $11.57             $11.19              $10.33
                                                                    ========           ========            ========

  Total Return                                                        6.85%*              9.85%              8.96%*

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                          1.50%*              1.50%              1.46%*
     Ratio of net investment income to average net assets              .37%*               .09%              1.46%*
     Portfolio turnover                                                 22%                 22%                 5%
     Average commission rate paid (1)                               $.01011             $.01170                -
     Net assets at end of period (000 omitted)                      $13,731             $12,586            $10,509



The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income (loss) per share and ratios would have been:



    Net investment income (loss)                                     $(.02)             $(.10)                $.02

    Ratios (to average net assets):
      Expenses                                                        2.30%*             2.36%                2.50%*
      Net investment income (loss)                                   (.44)%*            (.77)%                 .42%*


*   Annualized.
** For the period from July 19, 1995 (commencement of operations) to December 31, 1995.
(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.


See notes to financial statements.




                                       11






DLB GLOBAL SMALL CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------


1.       BUSINESS AND ORGANIZATION

         DLB Global Small Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

         FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.


                                       12






         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates and, to the extent unrecoverable, are recorded as a reduction of net investment income.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services, and general office facilities. The fee for such service is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the period ended June 30, 1997, the management fee amounted to $61,901, of which $12,409 was waived by DLB. Additionally, $37,211 of Fund expenses were borne by DLB.

         DLB has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII") with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, DLB pays BSII a monthly fee at the annual rate of .50% of average daily net assets.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $3,263,480 and $2,642,586, respectively.


                                       13






         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                    $11,659,774
                                                         ===============

          Gross unrealized appreciation                    $  2,650,635
          Gross unrealized depreciation                        (583,681)
                                                         ---------------

                 Net unrealized appreciation               $  2,066,954
                                                         ===============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Six Months          Year Ended
                                                  Ended           December 31,
                                              June 30, 1997           1996
                                            -----------------    ---------------

          Shares sold                             73,200               100,497
          Shares issued in reinvestment
           of distributions                         -                   15,604
          Redemptions                            (11,189)               (8,189)
                                                =========           ===========
            Net increase                          62,011               107,912
                                                =========           ===========

6.       FINANCIAL INSTRUMENTS

         The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to such market risks as changes in interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the Fund's investment in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open financial instruments at June 30, 1997.


                                       14






7.       RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.


                                       15







                                      DLB



THE DLB MID CAPITALIZATION FUND


                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1997



                       [EXPERIENCE TO MANAGE THE FUTURE]



                                                           DLB MID CAP FUND
--------------------------------------------------------------------------------

Manager's Commentary

THE DLB MID CAP FUND GAINED 14.69% IN THE SECOND QUARTER, BRINGING THE YEAR-TO-DATE RETURN TO 16.68%. This compared to a 15.11% return for the quarter and an 11.25% return, year-to-date, for the Russell 2500 Index. The second quarter was slightly more rewarding to growth stocks than to value stocks, and the Fund trailed the index by a small amount. The year-to-date return remains well ahead of the benchmark.

THE HUGE RETURNS TURNED IN THE SECOND QUARTER BY BOTH THE INDEX AND THE FUND WERE REMARKABLY BROAD BASED. All sectors of the Russell 2500, save Utilities (up only 9%), posted double digit gains, although no sector was up more than 21%. Included below are lists of the best and worst performing stocks in the DLB Mid Cap Fund for the second quarter of 1997. The diversity of the list is noteworthy, highlighting the fact that the Fund's performance does not depend on any one sector or stock.

THE FUND HAD A NUMBER OF STOCKS POST NOTABLE GAINS IN THE SECOND QUARTER. Octel Communications rebounded from last fall's new product delays and announced a new alliance to sell its integrated voice management product (which allows users to receive e-mail over the phone and voice mail through their computers) with Microsoft. Metromail reported higher than expected earnings and sales growth. Ralcorp continues to work to turn around its core private label cereal division. The stock moved up on news of considerable insider buying. Central Newspapers posted very strong operating results and nice increases in linage growth for both its Indianapolis and Phoenix newspapers. BW/IP agreed to be acquired by Durco, a competing pump and valve operation.



Best Performers                     Business                         Gain (%)
--------------------------------------------------------------------------------
Octel Communications                Voice Mails Systems                48.0
Metromail Corporation               Information Services               45.0
Ralcorp Holdings                    Private Label Food/Ski Resorts     44.0
Central Newspapers                  Newspapers                         43.0
BW/IP Incorporated                  Industrial Pumps/Valves            34.0













                                                                DLB MID CAP FUND
--------------------------------------------------------------------------------

Manager's Commentary

Underperformers                     Business                         Loss (%)
--------------------------------------------------------------------------------
Stride Rite                         Shoes                              13.0
Wallace Computer Services           Business Forms                      9.0
Willis Corroon Group                Insurance Brokerage                 8.0
Equitable Resources                 Oil & Gas Exploration/Gas Utility   7.0
Charming Shoppes                    Apparel Retailer                    3.0



AS YOU CAN SEE FROM THIS LIST, THE FUND DID NOT HAVE ANY MAJOR LOSERS IN THE QUARTER. Stride Rite pulled back a little after its strong first quarter performance. We are patiently awaiting a pick-up at the company's Keds division. Meanwile, results from Stride Rite's Tommy Hilfiger business continue to exceed expectations. Wallace Computer pre-announced disappointing results for its fiscal third quarter ending in April. We feel the factors behind the announcement are temporary, and the stock remains well positioned to show good sales and earnings growth, going forward. Willis Corroon continues to work through a comprehensive restructuring effort. Equitable Resources won several large energy outsourcing contracts, but the stock remains neglected by other investors. Charming Shoppes suffered a generally weak spring, as did other retailers.

WE ADDED ONE NEW POSITION TO THE FUND IN THE SECOND QUARTER. Newport News Shipbuilding designs, constructs and repairs nuclear aircraft carriers and submarines.

ONE POSITION WAS ELIMINATED. Alberto Culver was sold at a sizable gain. After a nice move in the stock, we felt the company had become very fully valued.

EVEN WITH THE INCREDIBLE PERFORMANCE IN THE SECOND QUARTER, SMALL AND MID CAP STOCKS CONTINUE TO LAG THE GAINS TURNED IN BY LARGER COMPANIES IN 1997. The market has focused more and more on liquidity as the amounts of money flowing into stocks has continued to balloon, forcing managers to get these dollars invested as quickly as possible. Also, the high relative level of valuation has caused investors to seek larger, more easily traded securities.

WHILE IT IS HARD FOR US TO PROJECT THE MARKET CONTINUING UPWARD AT ITS CURRENT PACE, IT IS CERTAINLY POSSIBLE THAT CURRENT VALUATION MEASURES MAY BE WITH US FOR A WHILE.



                                                                DLB MID CAP FUND
--------------------------------------------------------------------------------
Growth of a
$100,000 Investment             Cumulative Total Return Since Inception 7/25/95



                          DLB MID CAP          RUSSELL 2500
                          $100,000.00           $100,000.00
         31-JUL-95        $100,500.00           $103,140.00
         31-AUG-95         $99,696.00           $104,790.24
         30-SEP-95        $100,792.66           $106,749.82
         31-OCT-95         $98,595.38           $103,408.55
         30-NOV-95        $106,897.11           $107,824.09
         31-DEC-95        $109,270.22           $109,667.89
         31-JAN-96        $111,302.65           $110,446.53
         28-FEB-96        $114,652.86           $113,770.97
         31-MAR-96        $117,702.62           $116,091.9O
         30-APR-96        $119,232.76           $121,455.34
         30-MAY-96        $121,879.73           $124,746.78
         30-JUN-96        $119,746.83           $120,917.05
         31-JUL-96        $112,118.96           $112,065.93
         31-AUG-96        $116,087.97           $118,509.72
         30-SEP-96        $117,202.41           $123,641.19
         31-OCT-96        $115,983.51           $122,825.16
         30-NOV-96        $122,188.63           $128,757.61
         31-DEC-96        $125,402.19           $130,521.59
         31-JAN-97        $126,380.32           $134,123.99
         28-FEB-97        $127,467.19           $132,125.54
         31-MAR-97        $127,581.91           $126,140.25
         30-APR-97        $127,581.91           $127,729.62
         31-MAY-97        $137,711.92           $139,493.52
         30-JUN-97        $146,318.91           $145,198.80









--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
                                   6 Months      One Year       Annualized
                                    1/1/97-      6/30/96-     Since Inception
                                    6/30/97       6/30/97     7/25/95-6/30/97

DLB MID CAPITALIZATION FUND          16.68         22.18           20.96
Russell 2500                         11.25         20.09           20.50
--------------------------------------------------------------------------------










Disclosure Statement

RUSSELL 2500 INDEX consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB MID CAPITALIZATION FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.









                                        ----------------------------------------
                                        DLB MID CAPITALIZATION FUND

                                        FINANCIAL STATEMENTS FOR THE SIX MONTHS
                                        ENDED JUNE 30, 1997 AND THE
                                        YEAR ENDED DECEMBER 31, 1996




DLB MID CAPITALIZATION FUND

TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------



FINANCIAL STATEMENTS:

     Portfolio of Investments as of June 30, 1997                                               1 - 4

     Statement of Assets and Liabilities as of June 30, 1997                                      5

     Statement of Operations for the Six Months Ended June 30, 1997                               6

     Statements of Changes in Net Assets for the Six Months Ended June 30, 1997
       and the Year Ended December 31, 1996                                                       7

     Financial Highlights for the Six Months Ended June 30, 1997, the Year Ended
       December 31, 1996 and the Period from July 25, 1995
       (commencement of operations) to December 31, 1995                                          8

     Notes to Financial Statements                                                              9 - 10









DLB MID CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 95.1%

ISSUER                                                                               SHARES            VALUE
SPECIALTY CHEMICALS - 2.0%
Calgon Carbon Corporation                                                            25,500           $  353,813
                                                                                                      ----------

METALS & MINING - 5.0%
Calmat Co.                                                                           19,600              421,400
Martin Marietta Materials                                                            13,900              450,013
                                                                                                      ----------
                                                                                                         871,413
                                                                                                      ----------

PAPER & FOREST PRODUCTS - 1.6%
Albany International Corp.                                                           12,100              272,250
                                                                                                      ----------

AEROSPACE - 4.8%
EG&G Inc.                                                                            15,100              339,750
Newport News Shipbuilding, Inc.                                                      25,600              497,600
                                                                                                      ----------
                                                                                                         837,350
                                                                                                      ----------

MACHINERY & EQUIPMENT - 6.0%
BW/IP, Inc.                                                                          19,000              385,938
Elsag Bailey *                                                                       17,900              328,913
Harsco Corporation                                                                    8,200              332,100
                                                                                                      ----------
                                                                                                       1,046,951
                                                                                                      ----------

APPAREL - 4.5%
National Service Industries, Inc.                                                     9,300              452,794
The Stride Rite Corporation                                                          25,400              327,025
                                                                                                      ----------
                                                                                                         779,819
                                                                                                      ----------

AUTO PARTS - 4.0%
Bandag Incorporated                                                                   8,500              413,844
The Standard Products Company                                                        11,000              277,750
                                                                                                      ----------
                                                                                                         691,594
                                                                                                      ----------
                                       1






COMMON STOCKS (CONTINUED)

ISSUER                                                                               SHARES            VALUE

FURNITURE & APPLIANCES - 6.8%
Herman Miller, Inc.                                                                  14,800               532,800
La-Z-Boy Chair Company                                                                8,700               313,200
Stanhome Inc.                                                                        10,400               341,900
                                                                                                       ----------
                                                                                                        1,187,900
                                                                                                       ----------

PRINTING & PUBLISHING - 7.7%
ACNielsen Corporation *                                                              25,200              494,550
Central Newspapers, Inc.                                                              6,900              494,213
Lee Enterprises, Inc.                                                                13,200              348,150
                                                                                                      ----------
                                                                                                       1,336,913
                                                                                                      ----------

GENERAL RETAIL - 3.8%
Duty Free International Inc.                                                         10,000              187,500
Fred Meyer Inc. *                                                                     9,200              475,525
                                                                                                      ----------
                                                                                                         663,025
                                                                                                      ----------
SPECIALTY RETAIL - 1.9%
Charming Shoppes Inc. *                                                              62,000              323,559
                                                                                                      ----------

WHOLESALERS - 1.7%
Waban Inc. *                                                                          9,300              299,344
                                                                                                      ----------

FOOD PRODUCERS - 2.9%
Ralcorp Holdings Inc. *                                                              26,800              395,300
Rykoff-Sexton Co.                                                                     4,500              104,906
                                                                                                      ----------
                                                                                                         500,206
                                                                                                      ----------

TOBACCO - 3.2%
Dimon Incorporated                                                                   21,400              567,100
                                                                                                      ----------

COAL GAS & PIPE - 2.7%
Cabot Oil & Gas Corporation                                                           3,100               54,638
Nabors Industries, Inc. *                                                            16,400              410,000
                                                                                                      ----------
                                                                                                         464,638
                                                                                                      ----------

EXPLORATION & DRILLING - 1.8%
Global Industrial Technologies Inc. *                                                15,500              317,750
                                                                                                      ----------
                                       2






COMMON STOCKS (CONTINUED)

ISSUER                                                                               SHARES            VALUE

DOMESTIC OIL - 1.7%
Quaker State Corporation                                                             19,600         $    298,900
                                                                                                      ----------

BANKS - 6.3%
Dime Bancorp, Inc.                                                                   17,100              299,250
First Security CP Corporation                                                        14,100              385,106
Glendale Federal Bank FSB *                                                          16,000              418,000
                                                                                                      ----------
                                                                                                       1,102,356
                                                                                                      ----------

INSURANCE - 5.6%
Hartford Steam Boiler                                                                 5,400              288,225
Western National Corp.                                                               16,600              445,088
Willis Corroon Group                                                                 22,100              247,244
                                                                                                      ----------
                                                                                                         980,557
                                                                                                      ----------

PROFESSIONAL SERVICES - 4.7%
Metromail Corporation *                                                              17,100              423,225
Policy Management Systems Corporation *                                               8,500              399,500
                                                                                                      ----------
                                                                                                         822,725
                                                                                                      ----------

COMPUTERS - 2.8%
Gerber Scientific Inc.                                                               24,700              487,825
                                                                                                      ----------

ELECTRONICS & INSTRUMENTS - 3.5%
Intergraph Corporation *                                                             40,000              340,000
Scitex Corporation Ltd.                                                              31,100              274,069
                                                                                                      ----------
                                                                                                         614,069
                                                                                                      ----------

OFFICE EQUIPMENT - 2.3%
Wallace Computer Services                                                            13,600              408,850
                                                                                                      ----------

TELECOMMUNICATIONS - 1.9%
Octel Communications Corporation *                                                   14,200              332,813
                                                                                                      ----------

TRANSPORTATION - 1.5%
Fritz Companies Inc. *                                                               27,000              261,563
                                                                                                      ----------


                                       3







COMMON STOCKS (CONTINUED)

ISSUER                                                                               SHARES            VALUE

TRUCKING & SHIPPING - 3.2%
Alexander & Baldwin Inc.                                                             12,000              313,500
J.B. Hunt Transport Services, Inc.                                                   16,200              240,975
                                                                                                      ----------
                                                                                                         554,475
                                                                                                      ----------

NATURAL GAS - 1.4%
Equitable Resources, Inc.                                                             8,700              246,863
                                                                                                      ----------

Total common stocks (identified cost, $13,238,857)                                                    16,624,621
                                                                                                      ----------


                                                                                 PRINCIPAL
                                                                                  AMOUNT

REPURCHASE AGREEMENT - 4.8%
Bank of New York, dated 6/30/97, due 7/1/97
(secured by U.S. Treasury Notes)                                                   $845,467              845,467
                                                                                                      ----------

Total investments (identified cost, $14,084,324)                                                      17,470,088

Other assets, less liabilities
                                                                                                           2,702
                                                                                                      ----------

NET ASSETS - 100%                                                                                   $ 17,472,790
                                                                                                    ============

* Non-income producing security.

See notes to financial statements.


                                       4






DLB MID CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 1997
----------------------------------------------------------------------------------------------------------

ASSETS:
     Investments, at value (identified cost, $14,084,324)                                    $17,470,088
     Dividends and interest receivable                                                            24,738
     Receivable from investment manager                                                           15,032
     Receivable for fund shares sold                                                               3,021
                                                                                           -------------

                                                                                              17,512,879
                                                                                           -------------

LIABILITIES:
     Management fees                                                                              11,899
     Accrued expenses                                                                             28,190
                                                                                           -------------

                                                                                                  40,089
                                                                                           -------------

NET ASSETS                                                                                   $17,472,790
                                                                                           =============

NET ASSETS CONSIST OF:
     Paid-in capital                                                                         $13,510,718
     Unrealized appreciation on investments                                                    3,385,764
     Accumulated undistributed net realized gain on investments                                  505,974
     Accumulated undistributed net investment income                                              70,334
                                                                                           -------------

                                                                                             $17,472,790
                                                                                           =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                      1,300,871
                                                                                           =============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                                              $       13.43
                                                                                           =============



See notes to financial statements.


                                       5






DLB MID CAPITALIZATION FUND

STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED JUNE 30, 1997
----------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $560)                                   $    114,287
     Interest                                                                                  23,783
                                                                                          ------------

                                                                                              138,070
                                                                                          ------------

EXPENSES:
     Management fee                                                                            44,996
     Trustees' fees                                                                             2,728
     Custodian fee                                                                             28,482
     Legal fees                                                                                13,644
     Accounting and audit fees                                                                 13,367
     Transfer agent fees                                                                        3,968
     Miscellaneous                                                                              6,967
                                                                                          ------------
                                                                                              114,152

     Preliminary reduction of expenses by investment manager                                  (46,773)
                                                                                          ------------

               Net expenses                                                                    67,379
                                                                                          ------------

               Net investment income                                                           70,691
                                                                                          ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain  (identified cost basis)                                                   506,342

     Change in unrealized appreciation                                                      1,873,973
                                                                                          ------------

               Net realized and unrealized gain on investments                              2,380,315
                                                                                          ------------

               Increase in net assets from operations                                      $2,415,006
                                                                                          ============

See notes to financial statements.


                                       6








DLB MID CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                                               Six Months              Year Ended
                                                                                 Ended                 December 31,
                                                                              June 30,1997                1996
                                                                           --------------------   --------------------
                                                                               (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                     $     70,691           $     159,975
    Net realized gain on investments                                               506,342                 755,181
    Net unrealized appreciation on investments                                   1,873,973                 760,116
                                                                              -------------          --------------

                                                                                 2,451,006               1,675,272
                                                                              -------------          --------------

  Distributions to shareholders:
    From net investment income                                                        -                   (160,207)
    In excess of net investment income                                                -                       (357)
    From net realized gain on investments                                             -                   (755,181)
    In excess of net realized gain on investments                                     -                       (368)
                                                                              -------------          --------------

                                                                                      -                   (916,113)
                                                                              -------------          --------------

  Fund share transactions:
    Net proceeds from sale of shares                                             1,567,800               1,176,534
    Net asset value of shares issued in
      reinvestment of distributions                                                    -                   916,113
    Cost of shares reacquired                                                     (235,731)                (90,965)
                                                                              -------------          --------------

                                                                                 1,332,069               2,001,682
                                                                              -------------          --------------

              Total increase in net assets                                       3,783,075               2,760,841

NET ASSETS:
  At beginning of period                                                        13,689,715              10,928,874
                                                                              -------------         ---------------
  At end of period (including accumulated undistributed (distributions in excess of) net investment income of $70,334 and
     ($357), respectively)                                                     $17,472,790             $13,689,715
                                                                              =============          ==============


See notes to financial statements.

                                       7







DLB MID CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months         Year Ended        Period Ended
                                                                    Ended          December 31,       December 31,
                                                                June 30, 1997          1996             1995 **
                                                               ----------------   ----------------  -----------------
                                                                 (Unaudited)
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                             $11.51             $10.75            $10.00
                                                                   --------           --------           -------

  Income from investment operations:
     Net investment income                                             .03
                                                                                          .15               .08
     Net realized and unrealized gain on investments                  1.89               1.44               .84
                                                                   --------           --------           -------

                                                                      1.92               1.59               .92
                                                                   --------           --------           -------

  Less distributions to shareholders:
     From net investment income (2)                                    -                 (.15)             (.08)
     From net realized gain on investments (3)                         -                 (.68)             (.09)
                                                                   --------           --------           -------

                                                                       -                 (.83)             (.17)
                                                                   --------           --------           -------

  Net asset value - end of period                                   $13.43             $11.51            $10.75

  Total Return                                                      33.67% *            14.75%            21.17% *

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                          .90%  *            .90%               .90% *
     Ratio of net investment income to average net assets             .94%  *           1.28%              1.90% *
     Portfolio turnover                                                20%                25%                 6%
     Average commission rate paid (1)                               $.0510            $.05270               -
     Net assets at end of period (000 omitted)                     $17,473            $13,690            $10,929

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income per share and ratios would have been:

    Net investment income                                             $.01               $.05              $.01

    Ratios (to average net assets):
      Expenses                                                       1.52% *            1.77%             2.50% *
      Net investment income                                           .32% *             .41%              .32% *

*    Annualized.
** For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.
(2) Distributions in excess of net investment income for the six months ended June 30, 1996 were less than $.01 per share.
(3) Distributions in excess of net realized gain on investments for the six months ended June 30, 1996 were less than $.01 per share.

See notes to financial statements.


                                       8






DLB MID CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Mid Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

                                       9



         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services, and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .60% of average daily net assets. For the period ended June 30, 1997, the management fee amounted to $44,996, of which $22,537 was waived by DLB. Additionally, $24,236 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $3,526,047 and $2,837,328, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:



          Aggregate cost                                      $14,084,324
                                                              ============

          Gross unrealized appreciation                       $ 3,824,756
          Gross unrealized depreciation                          (438,992)
                                                              ------------

                 Net unrealized appreciation                  $ 3,385,764
                                                              ============



5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                Six Months        Period Ended
                                              Ended June 30,       December 31,
                                                  1997                1996
                                             --------------       -------------
          Shares sold                              131,797             100,908
          Shares issued in reinvestment
            of distributions                         -                  79,593
          Redemptions                              (20,153)             (7,818)
                                                 ==========          ==========
            Net increase                           111,644             172,683
                                                 ==========          ==========


                                       10








                                      DLB



THE DLB VALUE FUND



                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1997



                       [EXPERIENCE TO MANAGE THE FUTURE]



                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

Manager's Commentary

AT THE CLOSE OF THE FIRST HALF OF 1997, NET ASSETS OF THE DLB VALUE FUND HAD REACHED $35.96 MILLION, UP SHARPLY FROM $19.1 MILLION AT THE END OF 1996. The Fund returned 11.6% for the second quarter of 1997 lagging the average growth and income fund return of 14.3%. The S&P 500 Index posted a strong 17.4% gain for the quarter. Total return for the Fund (appreciation plus income), was 13.9% for the six months ended June 30, 1997. For the same period, the average growth and income fund returned 15.5%, and the return of the unmanaged S&P 500 Index was 20.6%.

ON AN UNWEIGHTED BASIS, RETURNS OF THE 500 S&P COMPANIES AVERAGED ONLY 16.3% FOR THE LAST SIX MONTHS. This market capitalization weighted index was dominated by strong performances of the largest companies. Many of these are consumer staple growth companies such as Coca Cola, Warner Lambert, Gillette, Pfizer and Eli Lilly which trade at multiples of 34 to 41 times 1997 estimated earnings, or technology growth companies such as Microsoft, Lucent and Cisco which trade at multiples of 48, 33 and 33 times estimated 1997 earnings, respectively.

THE FIFTY COMPANIES WITH THE LARGEST MARKET CAPITALIZATIONS IN THE S&P 500 HAD AVERAGE TOTAL RETURNS OF 25.9% FOR THE SIX months, while the other 450 companies had average returns of only 15.2%. The biggest fifty, only 10% of the total number of companies, carry 49% of the weight in the index. This helps to explain why mutual funds have had a hard time outperforming the S&P 500 recently, causing a surge of interest in index funds. The popularity of the new "nifty fifty" of the nineties has produced a wide spread in P/E's...wider, perhaps, than is justified by quality or growth prospects. We don't know if the spread will narrow by the multiples of the nifty fifty coming back toward the pack, or by generally increasing multiples among the rest of the companies. Either way, a period of underperformance by the S&P 500 would be the result.

THE MARKET STYLE PREFERENCE HAS CONTINUED STRONGLY IN THE GROWTH CAMP SO FAR THIS YEAR, extending the period since the last style shift among large cap stocks, as measured by the S&P/BARRA Growth and Value Indices, to nearly three and three quarters years. The longest period in which one style has remained in favor was three years.



                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

Manager's Commentary

Through May 31, 1997, the latest data available, the S&P/BARRA Growth Index returned 18.6%, while its value counterpart only produced 12.2%. While these are frustrating times for value investors, absolute returns are good by historic measures, and we remain confident that another style shift will, ultimately, occur as they always have in the past.

PORTFOLIO TURNOVER HAS REMAINED LOW REFLECTING THE CONTINUED EMPHASIS ON COMPANIES WITH PRICE MOMENTUM IN THE STOCK MARKET. In the first half, only two companies were eliminated, PHH and ABM. PHH was acquired by HFS, a leading franchiser of hotels, motels, and real estate brokerage businesses. HFS had been expanding rapidly by acquisition, and its stock traded at a lofty P/E of over 40 times earnings. The merger involved an exchange of stock and, since we did not want to hold the stock of the acquirer, we sold our PHH shares. Over the twenty-one month holding period for PHH the stock appreciated 106% from initial purchase to sale, while the S&P 500 rose 38%. The proceeds were invested in The Limited, a leading specialty retailer based in Columbus, Ohio. This company is rebounding from an earnings disappointment in fiscal 1996, and its shares sell at 16 times estimated 1997 earnings, and only 14 times the 1998 estimate.

WE ALSO SOLD ABM INDUSTRIES. Like PHH, ABM was also first acquired in the initial round of purchases in the summer of 1995. It was the smallest company in the portfolio in terms of market capitalization. The shares did well for us, rising from an initial purchase price of 125/8 to 19, about 47% after commissions. Over the same period, the S&P 500 increased about 41%. The shares had rebounded from lows of 151/2 in September and December of last year and were fairly fully valued at 19 in March. This gave us an opportunity to gradually sell our position over three months without significantly impacting the market price.

THE REPLACEMENT FOR ABM IN THE FUND IS ILLINOVA, the holding company for Illinois Power. Utility shares have been weak in the generally rising interest rate environment since the beginning of 1996. Illinova's shares declined over 30% during that period.



                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

Manager's Commentary

The shares sell at book value, at nine times earnings, and provide a current yield of 5.5% from a well-covered dividend. The Fund has been underweighted in utilities for a long time. Following the price declines in utility shares, the industry is now heavily represented among the companies that have been showing up in our screens for undervaluation. For this reason, we felt being underweighted was no longer appropriate. With their relatively high yields, utility shares have been less volatile than industrials over long periods of time. Increasing the industry weight in the Fund should enhance our favorable risk characteristics.

SEVERAL OF OUR LEADING PERFORMERS FROM THE FIRST QUARTER CONTINUED TO OUT-PACE THE MARKET DURING THE SECOND QUARTER. Student Loan Marketing was leader for the second quarter and year-to-date. The success of the Committee to Restore Value
(CRV) has been reflected in the stock price and the process of re-engineering the management continues. Elections for the new board will be held and, depending on the outcome of the elections, increases in the stock's price could follow. Larry Hough, the current CEO, announced his resignation on June 11. The market responded by driving the price up another 6 points.

IBM HAS JOINED FORCES WITH TOM CLANCY, THE AUTHOR OF SEVERAL BEST-SELLING BOOKS, TO PRODUCE COMPUTER GAMES THAT WILL ALLOW PEOPLE TO PLAY TOGETHER OVER THE INTERNET. The IBM technology used in this venture can also be used for more business-oriented tasks such as online banking and insurance.

ALLSTATE HAS BEEN DRIVING AHEAD WITH THE OVERSEAS BUSINESS STRATEGY THEY ANNOUNCED LATE LAST YEAR. The company's strategy to lower exposure to natural disaster in California and Florida, and boost its overseas business, should bring 8% to 10% earnings growth in 1997. In addition, Allstate has also been increasing exposure to non-standard business in both the Florida and Nevada markets. This business provides higher margins, and attracts fewer competitors, which should improve earnings stability for the company.

GRAND METROPOLITAN PLC ANNOUNCED A MERGER WITH GUINNESS PLC IN MAY TO FORM THE NEW GMG BRANDS. The merger will create operating cost savings of over 175 million Great Britain Pounds (GBP) by the third year, and produce 2.2 billion GBP in profits annually.


                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------

Manager's Commentary


GRM is now the largest spirits distributor in the world and almost twice the size of the next largest competitor. This merger brings Grand Met's Smirnoff Vodka and J&B Whiskey together with Guinness's Gordon Gin and Johnny Walker Whiskey. The merger is subject to a shareholder vote and regulatory approval, but in the fragmented spirits industry this should be forthcoming. The company's Burger King subsidiary has been having some success in its domestic competition with McDonald's.

THE FUND CONTINUES TO HAVE ATTRACTIVE VALUATION CHARACTERISTICS. The average price/earnings ratio, based on estimated earnings for 1997 for the companies in the Fund, is only 17.8, compared with 19.9 times for the S&P 500 companies. The average price to book value of the Fund's companies is 3.0, compared to 3.4 for the S&P 500 companies, and the current gross yield is higher.



                                                                  DLB VALUE FUND
--------------------------------------------------------------------------------


Growth of a
$100,000 Investment             Cummulative Total Return Since Inception 7/25/95




                                  DLB VALUE      S&P 500
                                 $100,000.00   $10O,000.00
                      31-Ju1-95  $100,800.00   $102,400.00
                      31-Aug-95  $100,699.20   $102,656.00
                      30-Sep-95  $104,294.16   $106,988.08
                      31-Oct-95  $102,093.55   $106,602.93
                      30-Nov-95  $106,789.86   $111,282.79
                      31-Dec-95  $108,178.13   $113,430.55
                      31-Jan-96  $110,428.23   $117,287.19
                      28-Feb-96  $113,398.75   $118,377.96
                      31-Mar-96  $116,880.09   $119,514.39
                      30-Apr-96  $118,306.03   $121,271.25
                      30-May-96  $121,370.16   $124,400.05
                      30-Jun-96  $120,654.07   $124,872.77
                      31-Ju1-96  $116,467.38   $119,353.39
                      31-Aug-96  $120,252.57   $121,871.75
                      30-Sep-96  $124,040.52   $128,733.13
                      31-Oct-96  $125,057.65   $132,286.16
                      30-Nov-96  $134,874.68   $142,287.00
                      31-Dec-96  $134,132.87   $139,469.72
                      31-Jan-97  $139,806.69   $148,186.57
                      28-Feb-97  $142,155.44   $149,342.43
                      31-Mar-97  $136,909.91   $143,204.45
                      30-Apr-97  $139,374.28   $151,753.76
                      31-May-97  $147,402.24   $160,995.56
                      30-Jun-97  $152,752.94   $168,208.17








--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
                           6 Months         One Year         Annualized
                            1/1/97          6/30/96-       Since Inception
                            6/30/97          6/30/97       7/25/95-6/30/97

DLB VALUE FUND               13.89            26.61             23.59
S&P 500                      20.61            37.40             29.70

--------------------------------------------------------------------------------

DISCLOSURE STATEMENT

STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not matcht those in the index and performance of the fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB VALUE FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.







                                      -----------------------------------
                                      DLB VALUE FUND

                                      FINANCIAL STATEMENTS FOR THE
                                      SIX MONTHS ENDED JUNE 30, 1997 AND THE
                                      YEAR ENDED DECEMBER 31, 1996




DLB VALUE FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



FINANCIAL STATEMENTS:

 Portfolio of Investments as of June 30, 1997                                1-4

 Statement of Assets and Liabilities as of June 30, 1997                      5

 Statement of Operations for the Six Months Ended June 30, 1997               6

 Statements of Changes in Net Assets for the Six Months Ended June 30, 1997
   and the Year Ended December 31, 1996                                       7

 Financial Highlights for the Six Months Ended June 30, 1997, the Year Ended
   December 31, 1996 and the Period from July 25, 1995 (commencement of
   operations) to December 31, 1995                                           8

 Notes to Financial Statements                                              9-10






DLB VALUE FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 1997
-------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 97.0%

ISSUER                                                                               SHARES            VALUE

CHEMICALS - 2.5%
E.I. DuPont De Nemours and Company                                                   14,200       $       892,825
                                                                                                 ----------------

SPECIALTY CHEMICALS - .9%
Millennium Chemicals Inc.                                                            13,857               315,247
                                                                                                 ----------------
METALS & MINING - .5%
Martin Marietta Materials, Inc.                                                       5,823               188,520
                                                                                                 ----------------
PAPER & FOREST PRODUCTS - 6.9%
Potlatch Corporation                                                                 18,200               823,550
Weyerhaeuser Company                                                                 16,800               873,600
Willamette Industries, Inc.                                                          11,300               791,000
                                                                                                 ----------------
                                                                                                        2,488,150

AEROSPACE - 4.9%
The Boeing Company                                                                   15,800               838,388
Lockheed Martin Corporation                                                           8,884               920,049
                                                                                                 ----------------
                                                                                                        1,758,437

ENVIRONMENTAL - 2.6%
Safety-Kleen (R) Corp.                                                               56,200               948,375
                                                                                                 ----------------
APPAREL - 2.4%
Reebok International Ltd. *                                                          18,400               860,200
                                                                                                 ----------------
AUTO PARTS - 2.4%
Dana Corporation                                                                     23,000               874,000
                                                                                                 ----------------
PRINTING & PUBLISHING - 2.4%
Harcourt General Inc.                                                                18,000               857,250
                                                                                                 ----------------

                                       1





COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                               SHARES            VALUE

DISCOUNT RETAIL - 2.3%
KMart Corporation *                                                                  54,500        $      667,625
KMart Financing **                                                                    2,600               142,675
                                                                                                 ----------------
                                                                                                          810,300

GENERAL RETAIL - 4.9%
J C Penney Company, Inc.                                                             16,800               876,750
Sears, Roebuck and Co.                                                               16,700               897,625
                                                                                                 ----------------
                                                                                                        1,774,375

SPECIALTY RETAIL - 2.5%
The Limited Inc.                                                                     44,500               901,125
                                                                                                 ----------------

FOOD PRODUCERS - 2.6%
Grand Metropolitan Plc.                                                              23,627               925,883
                                                                                                 ----------------

MEDICAL SUPPLIES & SERVICES - 4.5%
Tenet Healthcare Corporation *                                                       28,700               848,444
United Healthcare Corporation                                                        15,000               780,000
                                                                                                 ----------------
                                                                                                        1,628,444

DOMESTIC OIL - 2.3%
Atlantic Richfield Co.                                                               11,600               817,800
                                                                                                 ----------------

INTERNATIONAL OIL - 2.6%
Royal Dutch Petroleum                                                                17,200               935,250
                                                                                                 ----------------

BANKS - 9.4%
Chase Manhattan Corporation                                                           8,000               776,500
First Bank System, Inc.                                                              10,200               870,825
National City Corporation                                                            16,900               887,250
Wells Fargo & Company                                                                 3,200               862,400
                                                                                                 ----------------
                                                                                                        3,396,975

FINANCIAL SERVICES - 12.0%
American Express Company                                                             12,100               901,450
Salomon Inc.                                                                         15,500               862,188


                                       2





COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                               SHARES            VALUE

FINANCIAL SERVICES (CONTINUED)
The Student Loan Corporation                                                         20,300        $      861,481
Student Loan Marketing Association                                                    6,500               825,500
Transamerica Corporation                                                              9,400               879,488
                                                                                                 ----------------
                                                                                                        4,330,107

INSURANCE - 6.9%
Aetna Inc.                                                                            8,400               859,950
The Allstate Corporation                                                             11,100               810,300
General Re Corporation                                                                4,500               819,000
                                                                                                 ----------------
                                                                                                        2,489,250

DIVERSIFIED - 1.6%
The Energy Group PLC *                                                                6,838               289,739
Hanson PLC                                                                           11,137               278,425
                                                                                                 ----------------
                                                                                                          568,164

COMPUTERS - 4.5%
Apple Computer Inc. *                                                                53,800               766,650
International Business Machines Corporation                                           9,600               865,800
                                                                                                 ----------------
                                                                                                        1,632,450

OFFICE EQUIPMENT - 5.1%
Wallace Computer Services, Inc.                                                      29,600               889,850
Xerox Corporation                                                                    12,000               946,500
                                                                                                 ----------------
                                                                                                        1,836,350

AIRLINES - 2.6%
KLM Royal Dutch Airlines                                                             30,200               932,425
                                                                                                 ----------------

TRUCKING & SHIPPING - 2.6%
Overseas Shipholding Group                                                           47,300               928,263
                                                                                                 ----------------

                                       3





COMMON AND PREFERRED STOCKS (CONTINUED)

ISSUER                                                                               SHARES            VALUE

ELECTRIC POWER - 5.0%
Illinova Corporation                                                                 40,400       $       888,800
Texas Utilities Company                                                              26,500               912,594
                                                                                                 ----------------
                                                                                                        1,801,394
                                                                                                 ----------------
TOTAL COMMON AND PREFERRED STOCKS
     (identified cost $28,510,766)                                                                     34,891,559
                                                                                                 ----------------

ISSUER                                                                         PRINCIPAL
                                                                                 AMOUNT

REPURCHASE AGREEMENT - 5.0%
Bank of New York, dated 6/30/97, due 7/1/97
(secured by U.S. Treasury Notes)                                                 $1,797,617             1,797,617
                                                                                                 ----------------

Total investments (identified cost, $30,308,383)                                                       36,689,176

Other assets, less liabilities - (2.0)%                                                                  (710,988)
                                                                                                 -----------------

NET ASSETS - 100%                                                                                  $   35,978,188
                                                                                                 =================

*   Non-income producing securities.
**  Preferred stock.

See notes to financial statements.



DLB VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

ASSETS:
     Investments, at value (identified cost, $30,308,383)                                    $36,689,176
     Cash
                                                                                                   1,242
     Receivable for investments sold                                                             171,593
     Dividends receivable                                                                         34,346
     Receivable for fund shares sold                                                              19,218
     Receivable from investment manager
                                                                                                   3,117
                                                                                           -------------

                                                                                              36,918,692
                                                                                           -------------

LIABILITIES:
     Payable for investment purchased                                                            886,174
     Management fees                                                                              28,008
     Accrued expenses                                                                             26,322
                                                                                           -------------

                                                                                                 940,504
                                                                                           -------------

NET ASSETS                                                                                   $35,978,188
                                                                                           =============

NET ASSETS CONSIST OF:
     Paid-in capital                                                                         $29,190,610
     Unrealized appreciation on investments                                                    6,380,793
     Accumulated undistributed net investment income                                             194,105
     Accumulated undistributed net realized gain on investment transactions                      212,680
                                                                                           -------------

                                                                                             $35,978,188
                                                                                           =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                      2,521,255
                                                                                           =============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)
                                                                                            $      14.27
                                                                                           =============

See notes to financial statements.



DLB VALUE FUND

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME:
     Dividends (net of foreign tax withheld of $3,695)                                    $   245,978
     Interest                                                                                  56,319
                                                                                          -----------

                                                                                              302,297
                                                                                          -----------

EXPENSES:
     Management fee                                                                            74,647
     Trustees' fees
                                                                                                2,728
     Custodian fee                                                                             28,661
     Legal fees                                                                                13,892
     Accounting and audit fees                                                                 13,366
     Registration costs
                                                                                                6,802
     Transfer agent fee
                                                                                                3,968
     Miscellaneous
                                                                                                  782
                                                                                          -----------

                                                                                              144,846

     Preliminary reduction of expenses by investment manager                                 (36,654)
                                                                                          -----------

               Net expenses                                                                   108,192
                                                                                          -----------

               Net investment income                                                          194,105
                                                                                          -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain (identified cost basis)                                                    240,368

     Change in unrealized appreciation                                                      3,415,316
                                                                                          -----------

               Net realized and unrealized gain on investments                              3,655,684
                                                                                          -----------

               Increase in net assets from operations                                      $3,849,789
                                                                                          ===========

See notes to financial statements.



DLB VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------


                                                                            Six Months                Year Ended
                                                                               Ended                 December 31,
                                                                          June 30, 1997                   1996
                                                                         -----------------        -------------------
                                                                           (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                 $    194,105              $    238,207
    Net realized gain on investments
                                                                               240,368                   595,835
    Net unrealized appreciation on investments                               3,415,316                 2,386,704
                                                                          -------------             -------------

                                                                             3,849,789                 3,220,746
                                                                          -------------             -------------

  Distributions to shareholders:
    From net investment income                                                    -                    (234,884)
    From net realized gain on investments                                         -                    (595,835)
    In excess of net realized gain on investments                                 -                     (31,253)

                                                                          -------------             -------------

                                                                                  -                    (861,972)
                                                                          -------------             -------------

  Fund share transactions:
    Net proceeds from sale of shares                                        13,347,657                 5,414,040
    Net asset value of shares issued in
      reinvestment of distributions                                                -                     861,972
    Cost of shares reacquired                                                (447,360)                 (224,262)
                                                                          -------------             -------------

                                                                            12,900,297                 6,051,750
                                                                          -------------             -------------

              Total increase in net assets                                  16,750,086                 8,410,524

NET ASSETS:
  At beginning of period                                                    19,228,102                10,817,578
                                                                          =============             =============
  At end of period (including accumulated undistributed net
     investment income of $194,105 and $0, respectively)                   $35,978,188               $19,228,102
                                                                          =============             =============




See notes to financial statements.


DLB VALUE FUND

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Six Months          Year Ended        Period Ended
                                                                    Ended           December 31,       December 31,
                                                                June 30, 1997           1996              1995 **
                                                               ----------------    ---------------    ----------------
                                                                 (Unaudited)
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                             $12.53            $10.58                $10.00
                                                                   --------           --------             --------

  Income from investment operations:
     Net investment income                                             .09                .16                  .09
     Net realized and unrealized gain on investments                  1.65               2.38                  .73
                                                                   --------           --------             --------

                                                                      1.74               2.54                  .82
                                                                   --------           --------             --------

  Less distributions to shareholders:
     From net investment income                                        -                (.16)                (.09)
     From net realized gain on investments                             -                (.41)                (.15)
     In excess of net realized gain on investments                     -                (.02)                  -
                                                                   --------           --------             --------

                                                                       -                (.59)                (.24)
                                                                   --------           --------             --------

  Net asset value - end of period                                   $14.27             $12.53               $10.58
                                                                   ========           ========             ========

  Total Return                                                      28.00% *           23.99%               18.64% *

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                          .80% *             .80%                 .80% *
     Ratio of net investment income to average net assets            1.43% *            1.56%                2.02% *
     Portfolio turnover                                                 7%                23%                   7%
     Average commission rate paid (1)                              $.05901            $.05378                   -
     Net assets at end of period (000 omitted)                     $35,978            $19,228              $10,818


The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund, the investment income per share and ratios would have been:

    Net investment income                                             $.07               $.09                 $.02

    Ratios (to average net assets):
      Expenses                                                       1.07% *            1.50%                2.43% *
      Net investment income                                          1.16% *             .86%                 .40% *


*    Annualized.
** For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.


See notes to financial statements.

DLB VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------


1.       BUSINESS AND ORGANIZATION

         DLB Value Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the period ended June 30, 1997, the management fee amounted to $74,647, of which $27,313 was waived by DLB. Additionally, $9,341 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $14,710,901 and $1,864,329, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                         $   30,308,383
                                                                 ===============

          Gross unrealized appreciation
                                                                 $    6,690,227
          Gross unrealized depreciation                                (309,434)
                                                                 ---------------

                 Net unrealized appreciation                     $    6,380,793
                                                                 ===============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                Six Months Ended    Year Ended
                                                    June 30,       December 31,
                                                      1997             1996
                                                 --------------   --------------

           Shares sold                              1,021,223          462,564
           Shares issued in reinvestment
             of distributions                            --             68,793
           Redemptions                                (34,951)         (18,965)
                                                   ==========       ==========
                 Net increase                         986,272          512,392
                                                   ==========       ==========

                                      DLB

THE DLB GLOBAL BOND FUND



                                               SEMI ANNUAL REPORT
                                               JUNE 30, 1997




                       [EXPERIENCE TO MANAGE THE FUTURE]


                                                           DLB GLOBAL BOND FUND
--------------------------------------------------------------------------------

Manager's Commentary

THE DLB GLOBAL BOND FUND ENDED THE FIRST HALF OF THE YEAR OUTPERFORMING THE J.P. MORGAN GLOBAL BOND INDEX BY 268 BASIS POINTS. Yields remained mostly unchanged for the period. 10-year notes in the U.S., for example, started the year yielding 6.40% and were at 6.45% on July 1. This is also true for core European countries. In Germany, 10-year notes began the year yielding 5.78% and closed the period at 5.71%. In between, however, rates experienced considerable volatility, dominated by currency movements, fears of Fed tightening in the U.S. and European Monetary Union (EMU) jitters as to the timing and participants in the process.

THE FIRST QUARTER WENT FULL CIRCLE IN YIELDS, STARTING WITH A STRONG RALLY INDUCED BY THE STRENGTH OF THE DOLLAR, AND ENDING AT THE HIGH IN YIELDS AS THE U.S. ECONOMY STRENGTHENED BEYOND MARKET EXPECTATIONS. The dollar, on the other hand, strengthened across the board in the first quarter. Vis-a-vis the yen, it went from 115.70 to 124.00, or a 7% increase, and against the deutschemark it went from 1.55 to 1.67, or an 8% increase.

THE SECOND QUARTER WAS CHARACTERIZED BY A SIGNIFICANT DECLINE IN YIELDS ACROSS MOST WORLD MARKETS. This occurred in spite of a considerable amount of relatively bad news for interest rates. The move was led by the so-called high yielding European currencies (Italy, Spain, etc.), as fundamentals in these countries continued to improve, and worries of a delay or break in the EMU waned. On the negative side, the Fed tightening in March, continued strength in the U.S. economy, the elections in France and the U.K. (both won by the Socialists), and tightening in monetary policy in the U.K., to mention some factors, were all dismissed by the market when it realized that inflationary pressures were not building after all. The ever-improving U.S. fiscal situation has also been very benign for interest rates.

ON THE CURRENCY SIDE, THE DOLLAR CONTINUED ITS STRENGHTENING PATH VIS-A-VIS MOST EUROPEAN CURRENCIES (UP 4%). This came as a logical consequence of stronger growth (with no inflation) and more political stability in the U.S. Against the yen, the story was quite different. Maneuverings by Japanese authorities, concerned by the ballooning trade surplus, finally let to a precipitous decline of the dollar against the yen (-7%), leaving it basically unchanged for the year.







                                                           DLB GLOBAL BOND FUND
--------------------------------------------------------------------------------

Manager's Commentary


THE FUND HAS REMAINED MOSTLY HEDGED BACK INTO DOLLARS FOR THE PERIOD. This strategy worked favorably against European currencies. On the fixed income side, the Fund extended duration for the first two months of the year and then switched to a mostly neutral duration. This strategy worked very well, as it took advantage of the decline in worldwide yields for the period. For the second quarter, we established a defensive (short duration) position, thinking that the Fed would need to tighten monetary policy further to contain the inflationary pressures. Overall, we maintained slightly defensive positions in the U.S., while being more aggressive in European peripheral markets.

WE MAINTAIN A CONSTRUCTIVE VIEW WITH RESPECT TO THE DOLLAR. However, we would like to be more cautious given the levels that the market has reached. On the interest rate side, given the phenomenal technical situation of the market, we plan to keep a more constructive attitude, while keeping a watchful eye for any signs of inflation.




                                                           DLB GLOBAL BOND FUND
--------------------------------------------------------------------------------

Growth of a
$100,000 Investment         Cumulative Total Return Since Inception 8/26/96



                                            JP MORGAN
                          DLB GLOBAL BOND  GLOBAL GOV'T
                            $100,000.00    $100,000.00
        31-AUG-96           $100,000.00     $99,890.00
        30-SEP-96           $101,300.00    $100,439.40
        31-OCT-96           $102,697.94    $102,428.10
        30-NOV-96           $104,002.20    $103,892.82
        31-DEC-96           $103,222.19    $103,165.57
        31-JAN-97           $103,635.08    $100,586.43
        28-FEB-97           $104,464.16     $99,892.38
        31-MAR-97           $103,325.50     $99,133.20
        30-APR-97           $104,152.10     $98,578.05
        31-MAY-97           $104,568.71    $100,904.50
        30-JUN-97           $104,882.42    $102,054.81








--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
                                                6 Months        Annualized
                                                 1/1/97-      Since Inception
                                                 6/30/97      8/26/96-6/30/97

DLB GLOBAL BOND FUND                              1.60             4.87
JP Morgan Global Gov't Bond Index                -1.08             2.05

--------------------------------------------------------------------------------




Disclosure Statement

J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB GLOBAL BOND FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                                ------------------------------------------------
                                 DLB GLOBAL BOND FUND

                                 FINANCIAL STATEMENTS FOR THE SIX MONTHS
                                 ENDED JUNE 30, 1997 AND THE
                                 PERIOD FROM AUGUST 26, 1996
                                 (COMMENCEMENT OF OPERATIONS) TO
                                 DECEMBER 31, 1996





DLB GLOBAL BOND FUND

TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS:

     Portfolio of Investments as of June 30, 1997                                                1-2

     Statement of Assets and Liabilities as of June 30, 1997                                      3

     Statement of Operations for the Six Months Ended June 30, 1997                               4

     Statements of Changes in Net Assets for the Six Months Ended June 30, 1997
        and the Period from August 26, 1996 (commencement of operations) to
        December 31, 1996                                                                         5

     Financial  Highlights for the Six Months Ended June 30, 1997 and the Period
        from August 26, 1996 (commencement of operations) to
        December 31, 1996                                                                         6

     Notes to Financial Statements                                                               7-13








DLB GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
---------------------------------------------------------------------------------------------------------------------


S&P/MOODY'S                                                                          PRINCIPAL
BOND RATING                             ISSUER                                         AMOUNT            VALUE

                  US GOVERNMENT BONDS - 62.2%
AAA               US Treasury Note, 6.00%, 1998                                     $4,000,000            4,001,248
AAA               US Treasury Note, 6.25%, 2007                                      4,000,000            3,912,500
AAA               US Treasury Note, 6.50%, 2006                                      2,000,000            1,991,250
N/A               US Treasury Bill, 1997                                             7,000,000            6,921,803
                                                                                                    ---------------
                                                                                                         16,826,801
                                                                                                    ---------------

                  US GOVERNMENT AGENCY - 11.0%
AAA               Tennessee Valley Authority, 6.375%, 2006                           5,000,000            2,981,067
                                                                                                    ---------------

                  FOREIGN GOVERNMENT BONDS - 38.9%
N/A               Italian Republic BTPS, 9.50%, 2001                 ITL         1,000,000,000              652,971
N/A               United Kingdom Gilts, 7.00%, 2001                  GBP             1,000,000            1,656,746
N/A               United Kingdom Gilts, 7.50%, 2006                  GBP               500,000              853,583
N/A               United Kingdom Treasury, 7.25%, 2006               GBP             1,000,000            1,682,730
N/A               French Republic OAT, 6.00%, 2006                   FRF             5,000,000              793,462
N/A               French Republic BTAN, 5.75%, 2001                  FRF            13,000,000            2,326,409
N/A               Kingdom of Spain, 8.40%, 2001                      ESP           100,000,000              749,694
N/A               New Zealand, 8.00%, 2001                           NZD             1,000,000              708,886
N/A               German Republic, 6.25%, 2024                       DEM             2,000,000            1,107,860
                                                                                                    ---------------
                                                                                                         10,532,341
                                                                                                    ---------------

                  Total Bonds (identified cost, $31,097,045)                                             30,340,209
                                                                                                    ---------------

                  PURCHASED PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

                  DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                          CONTRACTS

                  Financial futures contracts for 1,000 U.S.                                10                4,000
                  Financial futures contracts for 1,250 Deutsche                            10
                  Marks/August/58.5                                                                           5,469
                                                                                                    ---------------

                  Total Purchased Put Options (identified cost, $12,856)
                                                                                                              9,469
                                                                                                    ---------------
                                       1








                  PURCHASED CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

                  DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                          CONTRACTS           VALUE

                  Financial futures contracts for 1,000 Japanese
                  Yen/July/91.5 (identified cost, $16,051)                                  10        $         500
                                                                                                    ---------------

                  Total Investments (identified cost, $31,125,952)
                                                                                                         30,350,178

                  WRITTEN PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

                  Financial futures contracts for 1,000 U.S.
                  Treasury 10 year Notes/July/107.0                                         10               (1,563)
                  Financial futures contracts for 1,250 Deutsche
                  Marks/August/59.5                                                         10               (1,625)
                                                                                                   ----------------

                  Total Written Put Options (identified cost, $5,831)                                        (3,188)
                                                                                                    ---------------

                  Other assets, less liabilities - (12.1)%                                               (3,284,342)
                                                                                                    ---------------

                  NET ASSETS - 100%                                                                  $   27,062,648
                                                                                                    ===============

                  Abbreviations   have  been  used  throughout  this  report  to
                  indicate  amounts  shown  in  currencies  other  than the U.S.
                  dollar. A list of abbreviations is shown below.

                  DEM - Deutsche Marks                               GBP - Brititsh Pounds
                  ESP - Spanish Pesetas                              ITL - Italian Lire
                  FRF - French Francs                                NZD - New Zealand Dollars

                  See notes to financial statements.

                                       2






DLB GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 1997
-----------------------------------------------------------------------------------------------------------------------------


ASSETS:
     Investments, at value (identified cost, $31,125,952)                                     $30,350,178
     Cash                                                                                          19,605
     Interest receivable                                                                          507,529
     Receivable from investment manager                                                            32,227
     Net receivable for forward foreign currency exchange contracts sold                          121,262
     Receivable for daily variation margin on open futures contracts                               10,822
                                                                                            -------------

                                                                                               31,041,623
                                                                                            -------------


LIABILITIES:
     Payable for reverse repurchase agreements                                                  3,875,000
     Net payable for forward foreign currency exchange contracts purchased                         29,036
     Written options, at value (premium received, $5,831)                                           3,188
     Management fees                                                                               36,485
     Accrued expenses                                                                              35,266
                                                                                            -------------

                                                                                                3,978,975
                                                                                            -------------

NET ASSETS                                                                                    $27,062,648
                                                                                            =============

NET ASSETS CONSIST OF:
     Paid-in capital                                                                          $26,654,121
     Unrealized depreciation on investments and translation of assets and
        liabilities in foreign currencies                                                       (777,852)
     Accumulated undistributed net investment income                                              701,463
     Accumulated undistributed net realized gain on investment and foreign
       currency transactions                                                                      484,916
                                                                                            -------------

                                                                                              $27,062,648
                                                                                            =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       2,665,548
                                                                                            =============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
  SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
  OUTSTANDING)                                                                               $      10.15
                                                                                            =============


See notes to financial statements.



                                       3






DLB GLOBAL BOND FUND

STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED JUNE 30, 1997
-----------------------------------------------------------------------------------------------------------------------------

INTEREST INCOME                                                                             $    864,927
                                                                                            -------------

EXPENSES:
     Management fee                                                                               99,416
     Trustees' fees                                                                                2,728
     Custodian fee                                                                                35,704
     Accounting and audit fees                                                                    17,009
     Legal fees                                                                                   15,818
     Printing fees                                                                                 9,667
     Transfer agent fee                                                                            3,968
     Miscellaneous fees                                                                            6,967
                                                                                            -------------

               Total expenses                                                                    191,277

     Preliminary reduction of expenses by investment manager                                     (85,279)
                                                                                            -------------

               Net expenses                                                                      105,998
                                                                                            -------------

               Net investment income                                                             758,929
                                                                                            -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis):
     Investment transactions                                                                    (137,144)
     Foreign currency transactions and forward foreign currency exchange
       contracts and other transactions denominated in foreign currency                          938,172
     Written options transactions                                                                (13,718)
     Futures contracts                                                                          (235,429)
                                                                                            -------------

               Net realized gain                                                                 551,881
                                                                                            -------------

  Change in unrealized appreciation (depreciation):
     Investments                                                                              (1,015,764)
     Foreign currency and forward foreign currency exchange contracts and other
       transactions denominated in foreign currency                                              189,469
     Written options                                                                               2,643
     Futures contracts                                                                           (55,137)
                                                                                            -------------

               Net unrealized loss on investments and foreign currency                          (878,789)
                                                                                            -------------

               Net realized and unrealized loss on investments and foreign
                 currency                                                                       (326,908)
                                                                                            -------------

               Increase in net assets from operations                                       $    432,021
                                                                                            =============

See notes to financial statements.


                                       4






DLB GLOBAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                                                                            Six Months           Period Ended
                                                                               Ended             December 31,
                                                                           June 30,1997             1996 **
                                                                         -----------------    ------------------
                                                                           (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                  $     758,929        $     471,859
    Net realized gain on investments                                             551,881              232,460
    Net unrealized appreciation (depreciation) on investments                  (878,789)              100,937
                                                                           --------------        -------------

                                                                                 432,021              805,256
                                                                           --------------        -------------

  Distributions to shareholders:
    From net investment income                                                      -               (471,859)
    In excess of net investment income                                              -               (280,141)
    From net realized gain on investments                                           -                (76,750)
                                                                           --------------        -------------

                                                                                    -               (828,750)
                                                                           --------------        -------------

  Fund share transactions:
    Net proceeds from sale of shares                                             826,361           25,000,000
    Net asset value of shares issued in
      reinvestment of distributions                                                 -                 828,750
    Cost of shares reacquired                                                    (1,000)                 -
                                                                           --------------        -------------

                                                                                 825,361           25,828,750
                                                                           --------------        -------------

              Total increase in net assets                                     1,257,382           25,805,256

NET ASSETS:
  At beginning of period                                                      25,805,266                   10
                                                                           ==============        =============
  At end of period (including accumulated undistributed
       (distributions in excess of) net investment income of $701,463
       and ($57,466), respectively)                                          $27,062,648          $25,805,266
                                                                           ==============        =============


** For the period from August 26, 1996  (commencement of operations) to December
   31, 1996.

See notes to financial statements.

                                       5






DLB GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------

                                                                 Six Months         Period Ended
                                                                    Ended           December 31,
                                                                June 30, 1997         1996 **
                                                               ----------------    ---------------
                                                                 (Unaudited)
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  9.99             $10.00
                                                                   --------           --------

  Income from investment operations:
     Net investment income
                                                                       .29                .19
     Net realized and unrealized gain (loss) on investments
           and foreign currency                                       (.13)               .13
                                                                   ---------          --------

                                                                       .16                .32
                                                                   --------           --------

  Less distributions to shareholders:
     From net investment income                                        -                (.19)
     In excess of net investment income                                -                (.11)
     From net realized gain on investments and foreign
           currency                                                    -                (.03)
                                                                   --------           --------

                                                                       -                (.33)
                                                                   --------           --------

  Net asset value - end of period                                   $10.15            $  9.99
                                                                   ========           ========

Total Return                                                         3.23% *            3.21% *

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                          .80% *             .80% *
     Ratio of net investment income to average net assets            5.73% *            5.35% *
     Portfolio turnover                                                66%               232%
     Net assets at end of period (000 omitted)                     $27,063            $25,805




The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund, the investment income per share and ratios would have been:

    Net investment income                                              $.26              $.17

    Ratios (to average net assets):
      Expenses                                                        1.44% *           1.33% *
      Net investment income                                           5.09% *           4.81% *


*  Annualized.
** For the period August 26, 1996  (commencement  of operations) to December 31,
   1996.


See notes to financial statements.

                                       6






DLB GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.       BUSINESS AND ORGANIZATION

         DLB Global Bond Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (1940 Act), as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Debt securities, including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

         REVERSE REPURCHASE AGREEMENTS - The Fund may enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                                       7




         At June 30, 1997, the Fund had the following reverse repurchase agreements outstanding:


                                                                  Maturity date
                                                                  July 1, 1997
                                                                 --------------

             Maturity amount                                         $3,875,597
                                                                   ============

             Market value of assets sold under agreements            $3,912,000
                                                                   ============

             Weighted average interest rate                               5.55%
                                                                   ============



         The daily balance of reverse repurchase agreements outstanding during the period from April 8, 1997 to June 30, 1997 was $3,875,000 at a weighted average interest rate of 4.04%. At June 30, 1997, the balance of reverse repurchase agreements outstanding was 14.32% of total assets.

         FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

         PURCHASED OR WRITTEN OPTIONS - The Fund may purchase and sell call and put options with respect to securities and foreign currencies. Upon the purchase or sale of an option by the Fund, the premium paid or received is recorded as an investment or liability, the value of which is marked to market daily. Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on investment transactions. The risk associated with purchasing options is limited to the premium originally paid. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold or purchased and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

         FUTURES CONTRACTS - The Fund may enter into futures contracts for the delayed delivery of securities or foreign currency. Upon entering such contracts, the Fund must deposit either in cash or securities an amount equal to a specified percentage of the contract amount. Subsequent payments are made or received by the Fund each day depending on the fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in futures contracts are designed to hedge against anticipated future changes in interest or exchange rates. Investments in futures may also be made in order to reduce fluctuations in net asset value by hedging against a decline in the value of securities or currencies

                                       8







         owned by the Fund or an increase in the value of securities or currencies which the Fund expects to purchase. The Fund may also use such techniques, to the extent permitted by applicable law, as a substitute for direct investment in foreign securities. Should interest or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates and, to the extent unrecoverable, are recorded as a reduction of net investment income.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


                                       9




3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services, and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the six months ended June 30, 1997, the management fee amounted to $99,416, of which $26,542 was waived by DLB. Additionally, $58,279 of Fund expenses were borne by DLB.

         DLB has entered into a sub-advisory agreement with Potomac Babson Incorporated ("PBI") with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, DLB pays PBI a monthly fee at the annual rate of .65% of average daily net assets. PBI is a 60% owned subsidiary of DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than purchased options and short-term obligations, were as follows:

                                                               Purchases        Sales
                                                             -------------  -------------
         U.S. Government securities                          $ 19,589,551   $ 15,774,083
                                                             =============  =============

         Investments (non-U.S. government securities)        $  4,824,398   $  2,737,604
                                                             =============  =============



         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                           $ 31,125,952
                                                                  ==============

          Gross unrealized depreciation                            $  (973,255)
          Gross unrealized appreciation                                197,481
                                                                  --------------

          Net unrealized appreciation                              $  (775,774)
                                                                  ==============


                                       10





5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    Six Months Ended      Period Ended
                                                        June 30,          December 31,
                                                          1997              1996 **
                                                   -------------------- -----------------

          Shares sold                                       82,689         2,500,000
          Shares issued in reinvestment
            of distributions                                 -                82,959
          Redemptions                                        (100)              -
                                                         =========        ==========
            Net increase                                    82,589         2,582,959
                                                         =========        ==========


           ** For the period August 26, 1996  (commencement  of  operations)  to
              December 31, 1996.

6.       FINANCIAL INSTRUMENTS

         The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to such market risks as changes in interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, futures contracts and written option contracts. The notional or contractual amounts of these instruments represent the Fund's investment in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1997 is as follows:



                                       11





         Forward Foreign Currency Exchange Contracts

                                                                                In                          Net Unrealized
                            Settlement                   Contracts to        Exchange        Contracts       Appreciation
                               Date                    Deliver/Receive          For          at Value       (Depreciation)
                          ---------------              -----------------    ------------    ------------    ---------------

          Sales           7/1/97 - 8/1/97      DEM           14,833,000       8,623,102      8,521,034          $102,068
                          7/1/97 - 8/1/97      ESP          223,940,000       1,538,579      1,520,063            18,516
                          7/1/97 - 8/1/97      FRF           37,459,000       6,445,741      6,385,669            60,072
                          7/1/97 - 8/1/97      GBP            5,160,000       8,511,915      8,579,360           (67,445)
                          7/1/97 - 8/1/97      ITL        2,284,000,000       1,347,255      1,345,586             1,669
                          7/1/97 - 8/1/97      NZD            2,131,000       1,456,626      1,450,244             6,382
                                                                            ===========    ===========         =========
                                                                            $27,923,218    $27,801,956         $121,262
                                                                            ===========    ===========         =========

          Purchases               7/1/97       DEM            7,324,000     $ 4,212,536     $4,202,277           (10,259)
                                  7/1/97       ESP          111,250,000         759,281        755,061            (4,220)
                                  7/1/97       FRF           18,549,000       3,170,769      3,158,576           (12,193)
                                  7/1/97       GBP            2,610,000       4,344,032      4,341,602            (2,430)
                                  7/1/97       ITL        1,152,000,000         680,448        679,060            (1,388)
                                  7/1/97       NZD            1,055,000         716,873        718,327             1,454
                                                                            -----------    -----------         ---------
                                                                            $13,883,939    $13,854,903         $(29,036)
                                                                            ===========    ===========         =========



         At June 30, 1997, the Fund had sufficient cash and securities to cover any commitments under these contracts.


         Futures Contracts

                                                                                       Unrealized
                                                                                     Appreciation/
             Expiration                Contracts              Position               (Depreciation)
          -----------------    --------------------------     ----------             ---------------

          June 1997            15 UK Long GIL                   Short                   $(12,418)
          June 1997            12 French Notional Bonds         Short                    (23,504)
          September  1997       3 German 10-year Futures        Short                     (1,507)
          September  1997       5 Italian 10-year Futures       Short                    (18,771)
          September  1997       7 Spanish 10-year Futures       Short                     (9,127)
          September  1997      10 Canadian Dollar Futures       Long                        (350)
                                                                                        =========
                                                                                        $(65,677)
                                                                                        =========

         At June 30, 1997, the Fund had sufficient cash and securities to cover margin requirements on open futures contracts.


         Written Option Transactions

                                                                             Contracts           Premiums
                                                                           ---------------     -------------

           Written options outstanding at beginning of period                    -              $   -
           Options written                                                        60               28,781
           Options closed                                                        (40)             (22,950)
                                                                                =====           ==========
           Written option outstanding at end of period                            20             $  5,831
                                                                                =====           ==========

         At June 30, 1997, the Fund had sufficient cash and securities to cover any commitments under these contracts.


                                       12




7.       RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.



                                       13






                                      DLB



THE DLB QUANTITATIVE EQUITY FUND



                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1997



                       [EXPERIENCE TO MANAGE THE FUTURE]



                                                THE DLB QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------

Manager's Commentary

THE DLB QUANTITATIVE EQUITY FUND COMPLETED ITS TENTH MONTH OF OPERATION ON JUNE 30, 1997. The accompanying performance table shows that the Fund continues to outperform its benchmark, the Russell 1000 Growth Index, as well as the Standard & Poors 500 Index. The Fund's peformance has been helped by a growth and large market capitalization oriented market. On a year-to-date basis, large capitalization stocks have outperformed small capitalization stocks by a wide margin. To illustrate, the Russell 1000 and Russell 2000 indices, respectively, are large cap and small cap market proxies. The Russell 1000 is up 18.62% in contrast to the Russell 2000's gain of 10.20%, a difference of over 8%. To further illustrate large cap performance, the Russell Top 200 Index was up 21.21%, outperforming the Russell 1000 itself by more than 2.5%. It certainly was a good half year to be in large cap stocks.

AS FAR AS THE CHOICE BETWEEN GROWTH AND VALUE, GROWTH OUTPERFORMED IN ALL AREAS OF THE MARKET DURING THE FIRST HALF OF 1997. Again, using the Russell indices as market proxies, the Russell 1000 Value Index underperformed the Russell 1000 Growth Index by 1.87%. For the Russell Top 200 Value and Growth Indexes, growth outperformed by 3.94%.

THE FUND, BY DESIGN, IS CONSTRUCTED TO BE NEUTRAL TO THE RUSSELL 1000 GROWTH INDEX. This has the effect of being sector neutral (having roughly the same economic sector weight) to this benchmark. In addition, other characteristics such as beta (average propensity of the portfolio to move in concert with the market), dividend yield, and market capitalization are held neutral to the benchmark. The neutral stance allows us to focus on picking the best stocks in each sector without engaging in risky market timing.

THE PORTFOLIO BENEFITED FROM SPECIFIC STOCK SELECTIONS OVER THE FIRST HALF OF THE YEAR. The first quarter was led by value oriented selections as we saw fiscal 1997 earnings come in at, or above, targets. The second quarter was led by momentum oriented stocks as the market bid-up those stocks with strong year-over-year earnings comparisons.



                                                THE DLB QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------

Growth of a
$100,000 Investment             Cummulative Total Return Since Inception 7/25/95




                            DLB QUANTITATIVE   RUSSELL 1000
                                 EQUITY          GROWTH
                               $100,000.00     $100,000.00
                      Aug-96   $ 98,500.00     $100,240.00
                   30-Sep-96   $106,399.70     $107,537.47
                   31-Oct-96   $110,102.41     $108,182.70
                   30-Nov-96   $120,099.71     $116,307.22
                   31-Dec-96   $118,502.38     $114,027.60
                   31-Jan-97   $127,449.31     $122,020.93
                   28-Feb-97   $128,163.03     $121,191.19
                   31-Mar-97   $123,382.55     $114,634.74
                   30-Apr-97   $131,920.62     $122,246.49
                   31-May-97   $139,849.05     $131,072.69
                   30-Jun-97   $144,631.89     $136,315.60






--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
                                                6 Months        Annualized
                                                 1/1/97-      Since Inception
                                                 6/30/97      8/26/96-6/30/97

DLB QUANTITATIVE EQUITY FUND                       22.04           44.63
Russell 1000 Growth                                19.55           36.31



Disclosure Statement

RUSSELL 1000 GROWTH INDEX contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB QUANTITATIVE EQUITY FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.








                                        -----------------------------------
                                        DLB QUANTITATIVE EQUITY FUND

                                        FINANCIAL STATEMENTS FOR THE
                                        SIX MONTHS ENDED JUNE 30, 1997 AND THE
                                        PERIOD FROM AUGUST 26, 1996
                                        (COMMENCEMENT OF OPERATIONS) TO
                                        DECEMBER 31, 1996






DLB QUANTITATIVE EQUITY FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



FINANCIAL STATEMENTS:

  Portfolio of Investments as of June 30, 1997                               1-5

  Statement of Assets and Liabilities as of June 30, 1997                      6

  Statement of Operations for the Six Months Ended June 30, 1997               7

  Statements of Changes in Net Assets for the Six Months Ended June 30, 1997
    and the Period from August 26, 1996 (commencement of operations) to
    December 31, 1996                                                          8

  Financial  Highlights for the Six Months Ended June 30, 1997 and the Period
    from August 26, 1996 (commencement of operations) to
    December 31, 1996                                                          9

  Notes to Financial Statements                                            10-11







DLB QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.2%

ISSUER                                                                              SHARES             VALUE

CHEMICALS - 1.3%
Union Carbide Corporation                                                            5,500         $      258,844
                                                                                                  ---------------

SPECIALTY CHEMICALS - 1.8%
UCAR International Inc. *                                                            7,800                356,850
                                                                                                  ---------------

BUILDING SUPPLIES - .3%
Owens Corning                                                                        1,200                 51,750
                                                                                                  ---------------

CONSTRUCTION - 3.0%
Case Corporation                                                                     6,500                447,688
JLG Industries Inc.                                                                  6,000                 81,750
USG Corporation *                                                                    1,400                 51,100
                                                                                                  ---------------
                                                                                                          580,538

ELECTRICAL EQUIPMENT - 3.5%
General Electric Company                                                             7,800                509,925
W.W. Grainger, Inc.                                                                  2,200                172,013
                                                                                                  ---------------
                                                                                                          681,938

MACHINERY & EQUIPMENT - 3.1%
AGCO Corporation                                                                     2,800                100,625
Caterpillar Inc.                                                                     4,500                483,188
Deere & Company                                                                        300                 16,463
                                                                                                  ---------------
                                                                                                          600,276

APPAREL - 11.5%
Fruit of the Loom, Inc. *                                                            9,300                288,300
Jones Apparel Group Inc. *                                                           9,700                463,175
Liz Claiborne, Inc.                                                                  9,300                433,613
Nike, Inc.                                                                           8,800                513,700
Russell Corporation                                                                    600                 17,775
V.F. Corporation                                                                     6,300                533,925
                                                                                                  ---------------
                                                                                                        2,250,488


                                       1




COMMON STOCKS (CONTINUED)

ISSUER                                                                              SHARES             VALUE

AUTO & TRUCK MANUFACTURERS - 1.8%
Ford Motor Company                                                                   7,600          $     286,900
General Motors Corporation                                                           1,200                 66,825
                                                                                                  ---------------
                                                                                                          353,725

FURNITURE & APPLIANCES - .2%
First Brands Corporation                                                             1,300                 29,819
                                                                                                  ---------------

PRINTING & PUBLISHING - 2.9%
Central Newspapers, Inc., Cl. A                                                      2,700                193,388
Lee Enterprises, Incorporated                                                        5,000                131,875
The Washington Post Company                                                            600                238,800
                                                                                                  ---------------
                                                                                                          564,063

RECREATION - 1.9%
GTech Holdings Corporation *                                                         4,000                129,000
King World Productions Inc. *                                                        5,700                199,500
Mirage Resorts Incorporated *                                                        1,700                 42,925
                                                                                                  ---------------
                                                                                                          371,425
RESTAURANT & LODGING - 1.8%
Marriott International Inc.                                                          5,700                349,838
                                                                                                  ---------------

DISCOUNT RETAIL - .9%
The TJX Companies Inc.                                                               3,400                 89,675
Wal-Mart Stores Inc.                                                                 2,300                 77,769
                                                                                                  ---------------
                                                                                                          167,444

GENERAL RETAIL - 3.6%
Federated Department Stores Inc. *                                                   4,700                 163,325
Sears, Roebuck and Co.                                                              10,200                 548,250
                                                                                                  ---------------
                                                                                                          711,575

BEVERAGES - 2.2%
The Coca-Cola Company                                                                6,500                438,750
                                                                                                  ---------------

FOOD PRODUCERS - 2.3%
ConAgra, Inc.                                                                        7,000                448,875
                                                                                                  ---------------


                                       2




COMMON STOCKS (CONTINUED)

ISSUER                                                                              SHARES             VALUE

FOOD RETAILERS - 1.2%
Boston Chicken Inc. *                                                                4,400           $     61,600
The Kroger Co. *                                                                     6,000                174,000
                                                                                                  ---------------
                                                                                                          235,600
TOBACCO - .6%
Fortune Brands, Inc.                                                                 3,200                119,400
                                                                                                  ---------------
DOMESTIC OIL
Phillips Petroleum Company                                                             200                  8,750
                                                                                                  ---------------
INTERNATIONAL OIL - 1.0%
Exxon Corporation                                                                    3,200                196,800
                                                                                                  ---------------

OIL SERVICES - 2.3%
Baker Hughes Incorporated                                                            2,000                 77,375
Global Marine Inc. *                                                                16,000                372,000
                                                                                                  ---------------
                                                                                                          449,375
BANKS - 2.1%
The Chase Manhattan Corporation                                                        100                  9,706
First Chicago NBD Corporation                                                        6,700                405,350
                                                                                                  ---------------
                                                                                                          415,056
FINANCIAL SERVICES - .9%
Lehman Brothers Holdings Inc.                                                        2,300                 93,150
Merrill Lynch & Company                                                              1,400                 83,475
                                                                                                  ---------------
                                                                                                          176,625
INSURANCE - 3.0%
CIGNA Corporation                                                                    2,500                443,750
Wellpoint Health Networks Inc. *                                                     3,300                151,388
                                                                                                  ---------------
                                                                                                          595,138


                                       3





COMMON STOCKS (CONTINUED)

ISSUER                                                                              SHARES             VALUE

COMPUTERS - 10.2%
Compaq Computer Corporation *                                                        5,900         $      585,575
Dell Computer Corporation *                                                          5,000                587,188
International Business Machines Corporation                                          5,500                496,031
Quantum Corporation *                                                               15,600                316,875
                                                                                                  ---------------
                                                                                                        1,985,669

COMPUTER SERVICES - .8%
Computer Associates International, Inc.                                              2,900                161,494
                                                                                                  ---------------

COMPUTER SOFTWARE - 6.6%
Cadence Design Systems, Inc. *                                                       3,300                110,550
Microsoft Corporation *                                                              7,800                985,725
Seagate Technology, Inc. *                                                           5,200                182,975
                                                                                                  ---------------
                                                                                                        1,279,250

ELECTRONICS & INSTRUMENTS - 2.6%                                                     8,600                278,963
Gateway 2000 Inc. *                                                                  6,000                183,750
National Semiconductor Corporation *                                                 1,200                 37,950
                                                                                                  ---------------
                                                                                                          500,663
SEMICONDUCTORS - 2.1%
Intel Corporation                                                                    2,900                411,256
                                                                                                  ---------------
AIRLINES - 1.1%
UAL Corporation *                                                                    3,000                214,688
                                                                                                  ---------------
ELECTRICAL POWER - 2.1%
Entergy Corporation                                                                 10,700                292,913
GPU, Inc.                                                                            3,200                114,800
                                                                                                  ---------------
                                                                                                          407,713
NATURAL GAS - .1%
The Columbia Gas System Inc.                                                           400                 26,100
                                                                                                  ---------------
TELEPHONE - .5%
SBC Communications, Inc.                                                             1,684                104,204
                                                                                                  ---------------


                                       4



COMMON STOCKS (CONTINUED)

ISSUER                                                                              SHARES             VALUE

DRUGS - 10.9%
Bristol-Meyers Squibb Company                                                        7,800         $      631,800
Merck & Co., Inc.                                                                    9,000                931,500
Schering-Plough Corporation                                                         11,800                564,925
                                                                                                  ---------------
                                                                                                        2,128,225
                                                                                                  ---------------

MEDICAL SUPPLIES & SERVICES - 8.9%
Abbott Laboratories                                                                  5,900                393,825
Becton, Dickinson and Company                                                        1,700                 86,063
Guidant Corporation                                                                  4,400                374,000
Johnson & Johnson                                                                    4,900                315,438
Oxford Health Plans, Inc. *                                                          3,700                265,475
Tenet Healthcare Corporation *                                                       9,900                292,662
                                                                                                  ---------------
                                                                                                        1,727,463
                                                                                                  ---------------

TOTAL COMMON AND PREFERRED STOCKS
     (identified cost, $14,753,047)                                                                    19,359,667

Other assets, less liabilities - .8%
                                                                                                          154,267

NET ASSETS - 100%                                                                                   $  19,513,934
                                                                                                    =============

* Non-income producing securities

See notes to financial statements.



DLB QUANTITATIVE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 1997
----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
     Investments, at value (identified cost, $14,753,047)                                  $19,359,667
     Cash                                                                                       62,892
     Receivable for investments sold                                                            83,157
     Receivable from investment manager                                                         27,125
     Dividends and interest receivable                                                          15,784
     Receivable for fund shares sold                                                             1,340
                                                                                          ------------

                                                                                            19,549,965
                                                                                          ------------

LIABILITIES:
     Management fees                                                                            24,776
     Accrued expenses                                                                           11,255
                                                                                          ------------

                                                                                                36,031
                                                                                          ------------

NET ASSETS                                                                                 $19,513,934
                                                                                          ============

NET ASSETS CONSIST OF:
     Paid-in capital                                                                       $14,122,614
     Unrealized appreciation on investments                                                  4,606,620
     Accumulated undistributed net investment income                                            34,529
     Accumulated undistributed net realized gain on investment transactions                    750,171
                                                                                          ------------

                                                                                           $19,513,934
                                                                                          ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                    1,371,068
                                                                                          ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
  SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
  OUTSTANDING)
                                                                                          $      14.23
                                                                                          ============



See notes to financial statements.



DLB QUANTITATIVE EQUITY FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1997
----------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME:
     Dividends                                                                             $  102,836
     Interest                                                                                   3,211
                                                                                           -----------

                                                                                              106,047
                                                                                           -----------

EXPENSES:
     Management fee                                                                            64,580
     Trustees' fees                                                                             2,728
     Custodian fee                                                                             26,182
     Legal fees                                                                                16,464
     Accounting and audit fees                                                                 13,316
     Printing fees                                                                              9,667
     Registration costs                                                                         6,787
     Transfer agent fee                                                                         3,968
     Miscellaneous                                                                                165
                                                                                           -----------

                                                                                              143,857

     Preliminary reduction of expenses by investment manager                                  (66,504)
                                                                                           -----------

               Net expenses                                                                    77,353
                                                                                           -----------

               Net investment income                                                           28,694
                                                                                           -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain (identified cost basis)                                                    604,365

     Change in unrealized appreciation                                                      2,813,563
                                                                                           -----------

               Net realized and unrealized gain on investments                              3,417,928
                                                                                           -----------

               Increase in net assets from operations                                      $3,446,622
                                                                                           ===========



See notes to financial statements.



DLB QUANTITATIVE EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                                              Six Months              Period Ended
                                                                                 Ended               December 31,
                                                                             June 30,1997                1996 **
                                                                          --------------------     ------------------
                                                                              (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                     $    28,694            $      19,206
    Net realized gain on investments                                              604,365                  356,106
    Net unrealized appreciation on investments                                  2,813,563                1,793,057
                                                                             -------------           --------------

                                                                                3,446,622                2,168,369
                                                                             -------------           --------------

  Distributions to shareholders:
    From net investment income                                                        -                   (13,371)
    From net realized gain on investments                                             -                  (210,300)

                                                                             -------------           --------------

                                                                                     -                   (223,671)
                                                                             -------------           --------------

  Fund share transactions:
    Net proceeds from sale of shares                                            2,173,015               11,728,918
    Net asset value of shares issued in
      reinvestment of distributions                                                  -                     223,671
    Cost of shares reacquired                                                      (3,000)                     -
                                                                             -------------           --------------

                                                                                2,170,015               11,952,589
                                                                             -------------           --------------

              Total increase in net assets                                      5,616,637               13,897,287

NET ASSETS:
  At beginning of period                                                       13,897,297                       10
                                                                             =============           ==============
  At end of period (including accumulated undistributed net
      investment income of $34,529 and $5,835, respectively)                  $19,513,934              $13,897,297
                                                                             =============           ==============

** For the period from August 26, 1996  (commencement of operations) to December
   31, 1996.

See notes to financial statements.




DLB QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

                                                                 Six Months         Period Ended
                                                                    Ended           December 31,
                                                                June 30, 1997         1996 **
                                                               ----------------    ---------------
                                                                 (Unaudited)

Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                             $11.66             $10.00
                                                                   --------           --------

  Income from investment operations:
     Net investment income                                             .02                .01
     Net realized and unrealized gain on investments                  2.55
                                                                                         1.84
                                                                   --------           --------

                                                                      2.57               1.85
                                                                   --------           --------

  Less distributions to shareholders:
     From net investment income                                        -                (.01)
     From net realized gain on investments                             -                (.18)
                                                                   --------           --------

                                                                       -                (.19)
                                                                   --------           --------

  Net asset value - end of period                                   $14.23             $11.66
                                                                   ========           ========

  Total Return                                                      44.45% *           18.51% *

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                          .90% *             .90% *
     Ratio of net investment income to average net assets             .33% *             .43% *
     Portfolio turnover                                                20%                10%
     Average commision rate paid (1)                               $.03813            $.01925
     Net assets at end of period (000 omitted)                     $19,514            $13,897

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund, the investment income (loss) per share and ratios would have been:

    Net investment loss                                             $(.03)             $(.01)

    Ratios (to average net assets):
      Expenses                                                       1.67% *            1.82% *
      Net investment loss                                           (.44)% *           (.50)% *


*    Annualized.
** For the period August 26, 1996 (commencement of operations) to December 31, 1996.
(1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold on which commissions were charged.

See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------


1.       BUSINESS AND ORGANIZATION

         DLB Quantitative Equity Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("DLB") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the period ended June 30, 1997, the management fee amounted to $64,580, of which $17,309 was waived by DLB. Additionally, $49,195 of Fund expenses were borne by DLB.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from DLB.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $5,549,153 and $3,446,432, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

             Aggregate cost                                       $ 14,753,047
                                                                ===============

             Gross unrealized appreciation                        $  4,749,244
             Gross unrealized depreciation                            (142,624)
                                                                ---------------

                    Net unrealized appreciation                   $  4,606,620
                                                                ===============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              Six Months        Period Ended
                                             Ended June 30,     December 31,
                                                 1997              1996 **
                                           ------------------  -----------------

          Shares sold                            179,232            1,172,892
          Shares issued in reinvestment
            of distributions                        -                  19,184
          Redemptions                               (240)              -
                                                =========         ============
            Net increase                         178,992            1,192,076
                                                =========         ============

 ** For the period August 26, 1996 (commencement of operations) to December 31, 1996.